EXHIBIT 10.50(b)

PASS THROUGH TRUST AGREEMENT




                                                        61







179212.3/NYL2


                  This PASS THROUGH TRUST  AGREEMENT,  dated as of September 25,
1997, among ATLANTIC COAST AIRLINES,  a California  corporation (the "Company"),
ATLANTIC COAST AIRLINES, INC., a Delaware corporation (the "Guarantor"), and THE
FIRST NATIONAL BANK OF MARYLAND, a national banking association, as Trustee, is made with respect to the formation of Atlantic Coast Airlines 1997-1A Pass
Through Trust and the issuance of 7.20%  Atlantic  Coast  Airlines  1997-1A Pass
Through Certificates representing fractional undivided interests in the Trust.

                  WITNESSETH:

                  WHEREAS,  pursuant to each Indenture,  (i) in the case of each of the six Canadair  Regional Jet Series 200-ER aircraft  ("CRJs") which will be leased to the Company  pursuant to the related  Lease (the "Leased  CRJs"),  the related  Owner Trustee  proposes to issue on a nonrecourse  basis four series of
Equipment  Notes to finance the purchase of the Leased CRJs  referred to in such
Indenture,  (ii) in the case of each of four British  Aerospace  Jetstream  J-41 aircraft  ("J-41s") which will be leased to the Company  pursuant to the related
Lease  (the  "Leased  J-41s",   together  with  the  Leased  CRJs,  the  "Leased
Aircraft"),  the related Owner Trustee proposes to issue on a nonrecourse  basis three  series of  Equipment  Notes to finance the  purchase of the Leased  J-41s referred  to in such  Indenture  and (iii) in the case of each of the four J-41s which are owned by the Company (the "Owned  Aircraft"),  the Company proposes to issue on a recourse basis three series of Equipment Notes, to finance such Owned
Aircraft;

                  WHEREAS, the Trustee, upon execution and delivery of this Agreement, hereby declares the creation of this Trust (the "1997-1A Trust") for the benefit of the Certificateholders, and the initial Certificateholders, as the grantors of the 1997-1A Trust, by their respective acceptances of the Certificates, join in the creation of this 1997-1A Trust with the Trustee;

                  WHEREAS, all Certificates to be issued by the Trust will evidence fractional undivided interests in the Trust and will convey no rights, benefits or interests in respect of any property other than the Trust Property;

                  WHEREAS,   pursuant  to  the  terms  and  conditions  of  this
Agreement and each of the Financing Agreements to be entered into by the Trustee substantially  concurrently  with the execution and delivery of this  Agreement, the  Trustee  on  behalf  of the  Trust  shall  purchase  one or more  issues of
Equipment  Notes having the same interest rate as, and final  maturity dates not later  than the final  Regular  Distribution  Date of, the  Certificates  issued hereunder  and shall hold such  Equipment  Notes in trust for the benefit of the
Certificateholders;

                  WHEREAS, all of the conditions and requirements necessary to make this Agreement, when duly executed and delivered, a valid, binding and legal instrument, enforceable in accordance with its terms and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery of this Agreement in the form and with the terms hereof have been in all respects duly authorized; and

                  WHEREAS, to facilitate the sale of Equipment Notes to, and the purchase of Equipment Notes by, the Trustee on behalf of the 1997-1A Trust, (i) the Company as the "issuer", as such term is defined in and solely for purposes of the Securities Act of 1933, as amended, of the Certificates to be issued pursuant hereto and as the "obligor", as such term is defined in and solely for purposes of the Trust Indenture Act of 1939, as amended and (ii) the Guarantor have each duly authorized the execution and delivery of this Agreement with respect to all such Certificates and are undertaking to perform certain administrative and ministerial duties hereunder and is also undertaking to pay the fees and expenses of the Trustee;

                  NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01.  Definitions.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms used herein that are defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust
         Indenture Act, either directly or by reference herein have the meanings assigned to them therein;

                  (3) all references in this Agreement to designated "Articles",
         "Sections",  "Subsections" and other subdivisions are to the designated
         Articles,   Sections,   Subsections  and  other  subdivisions  of  this
         Agreement;

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Subsection or other subdivision; and

                  (5) unless the context otherwise requires,  whenever the words
         "including", "include" or "includes" are used herein, it shall be deemed to be followed by the phrase "without limitation".

                  Act:  With respect to any Certificateholder has the meaning specified in Section 1.04.

                  Affiliate: Means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such Person. For purposes of this definition, "control", when used with respect to any specified
         Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  Agent Members:  Has the meaning specified in Section 3.05(a).

                  Aircraft:  Means the Leased Aircraft and the Owned Aircraft.

                  Authorized Agent:  Means any Paying Agent or Registrar for the Certificates.

                  Avoidable Tax: Means a state or local tax (i) upon (w) the Trust, (x) the Trust Property, (y) Certificateholders or (z) the
         Trustee for which the Trustee is entitled to seek reimbursement from the Trust Property, and (ii) which would be avoided if the Trustee were located in another state, or jurisdiction within a state, within the United States. A tax shall not be an Avoidable Tax if the Company or any Owner Trustee shall agree to pay, and shall pay, such tax.

                  Book-Entry  Certificates:  With  respect to the  Certificates,
         means  a  beneficial  interest  in  the  Certificates,   ownership  and
         transfers  of which shall be made  through book entries as described in
         Section 3.04.

                  Business Day: Means any day other than a Saturday, a Sunday or a day on which commercial banks are required or authorized to close in Baltimore, Maryland, New York, New York, or, so long as any Certificate is outstanding, the city and state in which the Trustee or any Loan
         Trustee maintains its Corporate Trust Office or receives and disburses funds.

                  Cedel:  Means Cedel Bank societe anonyme.

                  Certificate:  Means any one of the Certificates executed and authenticated by the
         Trustee, substantially in the form of Exhibit A hereto.

                  Certificate Account:  Means the account or accounts created and maintained  pursuant to Section 4.01(a).

                  Certificateholder or Holder:  Means the Person in whose name a Certificate is registered in the Register.

                  Clearing Agency:  Means an organization registered as a "clearing agency" pursuant to
         Section 17A of the Securities Exchange Act of 1934, as amended.

                  Clearing Agency Participant: Means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects, directly or indirectly, book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  Company:  Means Atlantic Coast Airlines, a California corporation, or its successor in interest.

                  Controlling Party:  Means the party entitled to act as such pursuant to the terms of the Intercreditor Agreement.

                  Corporate Trust Office: With respect to the Trustee or any Loan Trustee, means the office of such trustee in the city at which at any particular time its corporate trust business shall be principally administered.

                  Cut-off Transfer Date:  Means October 2, 1997.

                  Depositary:  Means The Depository Trust Company, its nominees and their respective successors.

                  Direction:  Has the meaning specified in Section 1.04(c).

                  Distribution Date:  Means each Regular Distribution Date or Special Distribution Date.

                  Equipment Notes:  Means the "secured certificates" issued pursuant to the Indentures.

                  Escrow Account:  Has the meaning specified in Section 2.01(b).

                  Escrowed Funds:  Has the meaning specified in Section 2.01(b).

                  Euroclear:  Means the Euroclear System.

                  Event of Default: Means the occurrence of an Indenture Default under any Indenture pursuant to which Equipment Notes held by the Trust were issued.

                  Financing   Agreements:   Means  each  of  the   Participation
         Agreements and the Note Purchase Agreement listed on Schedule 2 hereto, as the same may be amended,  supplemented  or otherwise  modified  from time to time in accordance with its terms.

                  Financing Documents: With respect to any Equipment Note, means
         the  related  Indenture,   Financing   Agreement  and,  to  the  extent
         applicable,  the Lease and the other relevant  documents referred to in the  definitions  of  "Operative  Agreements"  contained in the related
         Indenture.

                  Fractional Undivided Interest:  Means the fractional undivided interest in the Trust that is evidenced by a Certificate.

                  Global Certificates:  Has the meaning assigned to such term in Section 3.01.

                  Guarantor:  Means Atlantic Coast Airlines, Inc., a Delaware corporation, or its successors in interest.

                  Indentures: Means each Indenture and Security Agreement listed on Schedule 1 hereto, in each case as the same may be amended or supplemented or otherwise modified from time to time in accordance with its terms.

                  Indenture Default:  With respect to any Indenture, means any Indenture Event of
         Default (as such term is defined in such Indenture) thereunder.

                  Initial Purchaser:  Means Morgan Stanley & Co. Incorporated.

                  Initial Regular Distribution Date:  Means the first Regular Distribution Date on which a Scheduled Payment is to be made.

                  Institutional Accredited Investor: Means an institutional investor that is an "accredited investor" within the meaning set forth in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act.

                  Intercreditor  Agreement:  Means the  Intercreditor  Agreement
         dated  September 25, 1997 among the Trustee,  the Other  Trustees,  the
         Liquidity Provider,  the liquidity  providers,  if any, relating to the
         Certificates  issued  under (and as defined in) the Other Pass  Through
         Trust  Agreements,   and  The  First  National  Bank  of  Maryland,  as
         Subordination Agent thereunder,  as amended,  supplemented or otherwise modified from time to time in accordance with its terms.

                  Issuance Date:  Means the date of the issuance of the Initial Certificates.

                  Lease: Means, with respect to each Leased Aircraft, the lease between an Owner Trustee, as the lessor, and the Company, as the lessee, referred to in the related Indenture, as each such lease may be amended or supplemented in accordance with its respective terms; and Leases means all such leases.

                  Leased Aircraft:  Has the meaning specified in the first recital to this Agreement.

                  Letter of Representations:  Means the agreement dated the Issuance Date among the
         Company, the Trustee and the initial Clearing Agency.

                  Liquidity  Facility:  Means the Irrevocable  Revolving  Credit
         Agreement dated September 25, 1997 relating to the Certificates, between the Liquidity Provider and the Subordination Agent, as amended, replaced, supplemented or otherwise modified from time to time in accordance with its terms and the terms of the Intercreditor Agreement.

                  Liquidity Provider:  Means, initially, ING Bank N.V.,  and any replacement or successor therefor appointed in accordance with the Liquidity Facility and the Intercreditor
         Agreement.

                  Loan  Trustee:  With  respect  to any  Equipment  Note  or the
         Indenture   applicable  thereto,   means  the  bank  or  trust  company
         designated as loan or indenture  trustee under such Indenture;  and any successor to such Loan Trustee as such trustee; and Loan Trustees means all of the Loan Trustees under the Indentures.

                  Non-U.S. Person:  Means a Person that is not a U.S. Person, as defined in Regulation S.

                  Officer's Certificate: Means a certificate signed, (a) in the case of the Guarantor or the Company, by (i) the President or any Executive Vice President or Senior Vice President of the Guarantor or the Company, signing alone or (ii) any Vice President of the Guarantor or the Company signing together with the Secretary, the Assistant
         Secretary, the Treasurer or any Assistant Treasurer of the Guarantor or the Company or (b) in the case of the Trustee or an Owner Trustee or a Loan Trustee, a Responsible Officer of the Trustee or such Owner
         Trustee or such Loan Trustee, as the case may be.

                  Offshore Certificates Exchange Date:  Has the meaning specified in Section 3.01.

                  Offshore Global Certificates:  Has the meaning assigned to such term in Section 3.01.

                  Offshore Physical Certificates:  Has the meaning assigned to such term in Section 3.01.

                  Opinion of Counsel: Means a written opinion of legal counsel who (a) in the case of counsel for the Guarantor or the Company may be
         (i) a senior attorney in rank of the officers of the Guarantor or the Company a principal duty of which is furnishing advice as to legal matters or (ii) such other counsel designated by the Guarantor or the Company and reasonably acceptable to the Trustee and (b) in the case of any Owner Trustee or any Loan Trustee may be such counsel as may be designated by any of them whether or not such counsel is an employee of any of them, and who shall be reasonably acceptable to the Trustee.

                  Other Pass Through Trust Agreement: Means each of the three other Atlantic Coast Airlines 1997-1 Pass Through Trust Agreements relating to Atlantic Coast Airlines 1997-1B Pass Through Trust,
         Atlantic Coast  Airlines  1997-1C Pass Through Trust and Atlantic Coast
         Airlines 1997-1D Pass Through Trust, each dated the date hereof; and Other Pass Through Trust Agreements means all such agreements.

                  Other Trustee:  Means the trustee under each of the Other Pass
         Through Trust Agreements, and any successor or other trustee appointed as provided therein; and Other Trustees means all such trustees.

                  Outstanding:  With respect to Certificates, means, as of the date of determination, all Certificates theretofore authenticated and delivered under this Agreement, except:

                           (i)      Certificates theretofore cancelled by the Registrar or delivered to the Trustee or the Registrar for cancellation;

                           (ii) All of the Certificates if money in the full amount required to make the final distribution with respect thereto pursuant to Section 11.01 hereof has been theretofore deposited with the Trustee in trust for the Holders of such Certificates as provided in Section 4.01 pending distribution of such money to such Certificateholders pursuant to such final distribution payment; and

                           (iii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement.

                  Owned Aircraft:  Has the meaning specified in the first recital to this Agreement.

                  Owner Participant: With respect to any Equipment Note relating to a Leased Aircraft, means the "Owner Participant" as referred to in the Indenture pursuant to which such Equipment Note is issued and any permitted successor or assign of such Owner Participant; and Owner
         Participants  at any  time  of  determination  means  all of the  Owner
         Participants thus referred to in the Indentures.

                  Owner Trustee: With respect to any Equipment Note relating to a Leased Aircraft, means the "Owner Trustee", as referred to in the Indenture pursuant to which such Equipment Note is issued, not in its individual capacity but solely as trustee; and Owner Trustees means all of the Owner Trustees party to any of the Indentures.

                  Participation Agreement: With respect to any Leased Aircraft, means the related Participation Agreement listed on Schedule 2 hereto, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms; and Participation Agreements means all such agreements.

                  Paying Agent:  Means the paying agent maintained and appointed for the Certificates pursuant to Section 7.12.

                  Permanent Offshore Global Certificates:  Has the meaning specified in Section 3.01.

                  Permitted Investments: Means obligations of the United States of America or agencies or instrumentalities thereof for the payment of which the full faith and credit of the United States of America is pledged, maturing in not more than 60 days or such lesser time as is necessary for payment of any Special Payments on a Special Distribution
         Date or any mutual fund the portfolio of which is limited to such obligations, including any proprietary mutual fund of The First
         National Bank of Maryland for which such bank or an affiliate is investment advisor or to which such bank provides other services and receives reasonable compensation for such services.

                  Person:   Means  any   person,   including   any   individual,
         corporation,   partnership,  joint  venture,  association,  joint-stock
         company,  trust,  unincorporated  organization,  or  government  or any agency or political subdivision thereof.

                  Physical Certificates:  Has the meaning specified in Section 3.01.

                  Pool  Balance:  Means,  as  of  any  date,  (i)  the  original aggregate  face  amount of the  Certificates  less  (ii) the  aggregate amount of all payments made in respect of such Certificates  other than
         payments   made  in  respect  of   interest   or  premium   thereon  or
         reimbursement   of  any  costs  or  expenses   incurred  in  connection
         therewith.  The  Pool  Balance  as of any  Distribution  Date  shall be computed  after giving effect to the payment of  principal,  if any, on the Equipment  Notes or other Trust  Property held in the Trust and the distribution thereof to be made on such Distribution Date.

                  Pool Factor: Means, as of any date, the quotient (rounded to the seventh decimal place) computed by dividing (i) the Pool Balance as at such date by (ii) the original aggregate face amount of the Certificates. The Pool Factor as of any Distribution Date shall be computed after giving effect to the payment of principal, if any, on the Equipment Notes or other Trust Property and the distribution thereof to be made on such Distribution Date.

                  Postponed Notes:  Means the Equipment Notes to be held in the Trust as to which a
         Postponement Notice shall have been delivered pursuant to Section 2.01(b).

                  Postponement  Notice:  Means an Officer's  Certificate  of the
         Company (1) requesting that the Trustee  temporarily  postpone purchase pursuant to one or more of the  Financing  Agreements of certain of the
         Equipment  Notes to a date which is later than the Issuance  Date,  (2)
         identifying  the amount of the  purchase  price of each such  Equipment
         Note and the aggregate purchase price for all such Equipment Notes, (3)
         setting forth the reasons for such postponement and (4) with respect to each such  Equipment  Note,  either  (a)  setting  or  resetting  a new
         Transfer Date (which shall be on or prior to the Cut-Off  Transfer Date for payment by the Trustee of such  purchase  price and issuance of the related  Equipment  Note, or (b) indicating that such new Transfer Date
         (which shall be on or prior to the Cut-off  Transfer  Date) will be set by  subsequent  written  notice not less than one Business Day prior to such new Transfer Date.

                  Private Placement Legend:  Has the meaning specified in Section 3.02.

                  QIB:  Means a qualified institutional buyer as defined in Rule 144A.

                  Record  Date:   Means  (i)  for   Scheduled   Payments  to  be
         distributed  on any  Regular  Distribution  Date,  other than the final distribution,  the 15th day (whether or not a Business  Day)  preceding such Regular  Distribution  Date,  and (ii) for Special  Payments to be
         distributed  on any  Special  Distribution  Date,  other than the final distribution,  the 15th day (whether or not a Business  Day)  preceding such Special Distribution Date.

                  Register and Registrar:  Mean the register maintained and the registrar appointed pursuant to Sections 3.04 and 7.12.

                  Regular Distribution Date: With respect to distributions of Scheduled Payments in respect of the Certificates, means each date designated as a Regular Distribution Date in this Agreement, until payment of all the Scheduled Payments to be made under the Equipment
         Notes held in the Trust have been made; provided, however, that, if any such day shall not be a Business Day, the related distribution shall be made on the next succeeding Business Day without additional interest.

                  Regulation S: Means Regulation S under the Securities Act or any successor regulation thereto.

                  Request: Means a request by the Company setting forth the subject matter of the request accompanied by an Officer's Certificate and an Opinion of Counsel as provided in Section 1.02 of this Agreement.

                  Responsible  Officer:  With respect to the  Trustee,  any Loan
         Trustee and any Owner Trustee, means any officer in the Corporate Trust
         Division of the Trustee, Loan Trustee or Owner Trustee or any other officer customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with a particular subject.

                  Rule 144A: Means Rule 144A under the Securities Act and any successor regulation thereto.

                  Scheduled Payment: With respect to any Equipment Note, means any payment of principal and interest on such Equipment Note or any payment of interest on the Certificates with funds drawn under the Liquidity Facility (other than any such payment which is not in fact received by the Trustee or any Subordination Agent within five days of the date on which such payment is scheduled to be made) due from the obligor thereon which payment represents the installment of principal at the stated maturity of such installment of principal on such Equipment Note, the payment of regularly scheduled interest accrued on the unpaid principal amount of such Equipment Note, or both; provided that any payment of principal, premium, if any, or interest resulting from the redemption or purchase of any Equipment Note shall not constitute a Scheduled Payment.

                  SEC: Means the Securities and Exchange Commission, as from time to time constituted or created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date.

                  Securities Act:  Means the United States Securities Act of 1933, as amended from time to time, or any successor thereto.

                  Special  Distribution Date: Means each date on which a Special
         Payment is to be distributed as specified in this Agreement; provided, however, that, if any such day shall not be a Business Day, the related distribution shall be made on the next succeeding Business Day without additional interest.

                  Special Payment: Means (i) any payment (other than a Scheduled
         Payment) in respect of, or any proceeds of, any Equipment Note or Trust
         Indenture Estate (as defined in each Indenture), (ii) the amounts required to be distributed pursuant to the last paragraph of Section
         2.01(b) or (iii) the amounts required to be distributed pursuant to the penultimate paragraph of Section 2.01(b).

                  Special Payments Account:  Means the account or accounts created and maintained pursuant to Section 4.01(b).

                  Specified Investments: Means (i) obligations of, or guaranteed by, the United States Government or agencies thereof,  (ii) open market commercial paper of any corporation  incorporated under the laws of the
         United States of America or any State thereof rated at least P-2 or its equivalent by Moody's  Investors  Service,  Inc. or at least A-2 or its equivalent  by Standard & Poor's Rating Group,  (iii)  certificates  of deposit  issued by  commercial  banks  organized  under the laws of the
         United States or of any political subdivision thereof having a combined capital  and  surplus in excess of  $500,000,000  which  banks or their holding  companies  have a rating  of A or its  equivalent  by  Moody's
         Investors  Service,  Inc. or Standard & Poor's Rating Group;  provided, however,  that the  aggregate  amount  at any one time so  invested  in certificates  of deposit  issued by any one bank shall not exceed 5% of such bank's capital and surplus,  (iv) U.S. dollar denominated offshore certificates  of deposit issued by, or offshore time deposits with, any commercial  bank  described  in (iii) or any  subsidiary  thereof,  (v)
         repurchase  agreements with any financial  institution  having combined
         capital  and  surplus  of  at  least   $500,000,000  with  any  of  the
         obligations  described  in clauses (i) through (iv) as  collateral  and
         (vi) any mutual fund the  portfolio of which is limited to  investments of the types  specified  in the  preceding  clauses  (i)  through  (v), including  any  proprietary  mutual fund of The First  National Bank of
         Maryland for which such bank or an affiliate is  investment  advisor or to which such bank  provides  other  services and  receives  reasonable compensation  for such  services;  provided  further that if all of the above  investments are  unavailable,  the entire amounts to be invested may be used to  purchase  Federal  Funds  from an entity  described  in clause (iii) above.

                  Subordination Agent:  Has the meaning specified in the Intercreditor Agreement.

                  Temporary Offshore Global Certificates:  Has the meaning specified in Section 3.01.

                  Transfer Date:  Has the meaning assigned to the term "Delivery Date" in each Financing
         Agreement.

                  Triggering Event:  Has the meaning assigned to such term in the Intercreditor
         Agreement.

                  Trust:  Means the trust created by this Agreement, the estate of which consists of the
         Trust Property.

                  Trust Indenture Act:  Except as otherwise provided in Section 9.06, means the United
         States Trust Indenture Act of 1939 as in force at the date hereof.

                  Trust Property: Means (i) the Equipment Notes held as the property of the Trust, all monies at any time paid thereon and all monies due and to become due thereunder, (ii) the rights of the Trust under any Intercreditor Agreement, including all monies receivable in respect of such rights, (iii) all monies receivable under the Liquidity
         Facility  and (iv)  funds  from time to time  deposited  in the  Escrow
         Account, the Certificate Account and the Special Payments Account and any proceeds from the sale by the Trustee pursuant to Article VI hereof of any such Equipment Note.

                  Trustee:  Means The First National Bank of Maryland, or its successor in interest, and any successor or other trustee appointed as provided herein.

                  Trustee's Lien:  Has the meaning specified in Section 7.17.

                  U.S. Global Certificate:  Has the meaning specified in Section 3.01.

                  U.S. Physical Certificates:  Has the meaning specified in Section 3.01.

                  Section 1.02. Compliance Certificates and Opinions. Upon any application or request by the Company, any Owner Trustee or any Loan Trustee to the Trustee to take any action under any provision of this Agreement, the Company, such Owner Trustee or such Loan Trustee, as the case may be, shall furnish to the Trustee (i) an Officer's Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement (other than a certificate provided pursuant to Section 8.04(d)) shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions in this Agreement relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  Section 1.03. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any Opinion of Counsel stated to be based on the opinion of other counsel shall be accompanied by a copy of such other opinion.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  Section 1.04. Acts of Certificateholders. (a) Any direction, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent or proxy duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required pursuant to this Agreement, to the Company or any Loan
Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Company and any Loan Trustee, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

                  (c)  In  determining  whether  the  Certificateholders  of the requisite Fractional Undivided Interests of Certificates  Outstanding have given
any  direction,   consent  or  waiver  (a  "Direction")  under  this  Agreement,
Certificates owned by the Company,  the Guarantor,  any Owner Trustee, any Owner
Participant or any Affiliate of any such Person thereof shall be disregarded and deemed  not to be  Outstanding  for  purposes  of  any  such  determination.  In determining  whether the Trustee  shall be  protected  in relying  upon any such
Direction,  only Certificates which the Trustee knows to be so owned shall be so disregarded.  Notwithstanding the foregoing, (i) if any such Person owns 100% of the Certificates  Outstanding,  such Certificates shall not be so disregarded as aforesaid,  and (ii) if any amount of  Certificates  so owned by any such Person have been pledged in good faith, such  Certificates  shall not be disregarded as aforesaid  if the pledgee  establishes  to the  satisfaction  of the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Company,  the Guarantor,  any Owner Trustee, any Owner Participant or
any Affiliate of any such Person.

                  (d) The Company may at its option, by delivery of an Officer's
Certificate   to  the   Trustee,   set  a   record   date   to   determine   the
Certificateholders entitled to give any consent, request, demand, authorization, direction,  notice,  waiver or other Act.  Such  record date shall be the record date  specified in such  Officer's  Certificate,  which shall be a date not more than 30 days prior to the first solicitation of Certificateholders in connection therewith.  If such a record  date is  fixed,  such  consent,  request,  demand, authorization,  direction,  notice,  waiver or other Act may be given  before or after such record date, but only the  Certificateholders  of record at the close of business on such record date shall be deemed to be Certificateholders for the purposes of determining whether  Certificateholders  of the requisite proportion of  Outstanding  Certificates  have  authorized  or agreed or  consented to such consent, request, demand, authorization, direction, notice, waiver or other Act, and for that purpose the Outstanding  Certificates  shall be computed as of such record date;  provided that no such  consent,  request,  demand,  authorization, direction,  notice, waiver or other Act by the Certificateholders on such record date shall be deemed effective unless it shall become effective  pursuant to the provisions of this Agreement not later than one year after such record date.

                  (e) Any direction, consent, waiver or other action by the Certificateholder of any Certificate shall bind the Certificateholder of every Certificate issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Certificate.

                  (f)  Except  as   otherwise   provided  in  Section   1.04(c),
Certificates  owned  by or  pledged  to any  Person  shall  have  an  equal  and
proportionate   benefit  under  the  provisions  of  this   Agreement,   without
preference, priority, or distinction as among all of the Certificates.


                                   ARTICLE II

                       ORIGINAL ISSUANCE OF CERTIFICATES;
                         ACQUISITION OF EQUIPMENT NOTES

                  Section  2.01.   Issuance  of  Certificates;   Acquisition  of
Equipment  Notes.  (a) The Trustee is hereby directed to execute and deliver the
Intercreditor  Agreement and each of the Financing Agreements on or prior to the
Issuance Date,  each in the form  delivered to the Trustee by the Company.  Upon oral or written request of the Company or the Company's counsel acting on behalf of the Company and the satisfaction of the closing conditions  specified in each of the Financing Agreements, the Trustee shall execute, deliver and authenticate
Certificates  equalling in the aggregate the aggregate  principal  amount of the
Equipment Notes to be purchased by the Trustee pursuant to each of the Financing
Agreements on the Transfer Date, and evidencing the entire ownership interest in the Trust.  The Trustee  shall issue and sell such  Certificates,  in authorized denominations and in such Fractional Undivided Interests, so as to result in the receipt of consideration  in an amount equal to the aggregate  purchase price of such Equipment Notes and,  concurrently  therewith,  the Trustee shall purchase, pursuant to the terms and conditions of the Financing Agreements,  the Equipment
Notes at a purchase price equal to the amount of such consideration so received.
Except as provided  in  Sections  3.04 and 3.07  hereof,  the Trustee  shall not execute,  authenticate or deliver Certificates in excess of the aggregate amount specified in this  paragraph.  The provisions of this Subsection (a) are subject to the provisions of Subsection (b) below.

                  (b) If on or prior to the Issuance Date the Company shall deliver to the Trustee a Postponement Notice relating to one or more Postponed
Notes, the Trustee shall postpone the purchase of such Postponed Notes and shall deposit into an escrow account (the "Escrow Account") to be maintained as a part of the Trust an amount equal to the purchase price of such Postponed Notes (the
"Escrowed Funds"). The Escrowed Funds so deposited shall be invested by the Trustee at the written direction of the Company in Specified Investments (i) maturing no later than any scheduled Transfer Date relating to the Postponed
Notes or (ii) if no such Transfer Date has been scheduled,  maturing on the next
Business Day, or (iii) if the Company has given notice to the Trustee that any Postponed Notes will not be issued, with respect to the portion of the Escrowed
Funds relating to such Postponed Notes,  maturing on the next applicable Special
Distribution  Date, if such  investments are reasonably  available for purchase.
The Trustee shall make withdrawals from the Escrow Account only as provided in this Agreement. Upon request of the Company on one or more occasions and the satisfaction of the closing conditions specified in the applicable Financing
Agreements on or prior to the related Cut-off Transfer Date, the Trustee shall purchase the applicable Postponed Notes with the Escrowed Funds withdrawn from the Escrow Account. The purchase price shall equal the principal amount of such Postponed Notes.

                  The Trustee shall hold all Specified Investments until the maturity thereof and will not sell or otherwise transfer Specified Investments.
If Specified Investments held in an Escrow Account mature prior to any applicable Transfer Date, any proceeds received on the maturity of such Specified Investments (other than any earnings thereon) shall be reinvested by the Trustee at the written direction of the Company in Specified Investments maturing as provided in the preceding paragraph.

                  Any earnings on Specified Investments received from time to time by the Trustee shall be promptly distributed to the Company. The Company shall pay to the Trustee for deposit to the Escrow Account an amount equal to any losses on such Specified Investments as incurred.

                  On the Initial Regular Distribution Date, the Company will pay
(in immediately available funds) to the Trustee an amount equal to the interest that would have accrued on any Postponed Notes, if any, purchased after the Issuance Date if such Postponed Notes had been purchased on the Issuance Date, from the Issuance Date to, but not including, the date of the purchase of such Postponed Notes by the Trustee.

                  If the  Company  notifies  the  Trustee  prior to the  Cut-off
Transfer Date that any Postponed Notes will not be issued on or prior to the Cut-off Transfer Date for any reason, on the next Special Distribution Date occurring more than 20 days following the date of such notice (i) the Company shall pay to the Trustee for deposit in the Special Payments Account, in immediately available funds, an amount equal to the interest that would have accrued on the Postponed Notes designated in such notice at a rate equal to the interest rate applicable to the Certificates from the Issuance Date to, but not including, such Special Distribution Date and (ii) the Trustee shall transfer an amount equal to that amount of Escrowed Funds that would have been used to purchase the Postponed Notes designated in such notice and the amount paid by the Company pursuant to the immediately preceding clause (i) to the related
Special Payments Account for distribution as a Special Payment in accordance with the provisions hereof.

                  If, on the Cut-off Transfer Date, an amount equal to less than all of the Escrowed Funds (other than Escrowed Funds referred to in the immediately preceding paragraph) has been used to purchase Postponed Notes, on the next Special Distribution Date occurring more than 20 days following the Cut-off Transfer Date (i) the Company shall pay to the Trustee for deposit in the Special Payments Account, in immediately available funds, an amount equal to the interest that would have accrued on such Postponed Notes contemplated to be purchased with such unused Escrowed Funds (other than Escrowed Funds referred to in the immediately preceding paragraph) but not so purchased at a rate equal to the interest rate applicable to the Certificates from the Issuance Date to, but not including, such Special Distribution Date and (ii) the Trustee shall transfer such unused Escrowed Funds and the amount paid by the Company pursuant to the immediately preceding clause (i) to such Special Payments Account for distribution as a Special Payment in accordance with the provisions hereof.

                  Section 2.02. Acceptance by Trustee. The Trustee, upon the execution and delivery of this Agreement, acknowledges its acceptance of all right, title and interest in and to the Equipment Notes acquired pursuant to
Section 2.01 hereof and the Financing Agreements and declares that the Trustee holds and will hold such right, title and interest, together with all other property constituting the Trust Property, for the benefit of all then present and future Certificateholders, upon the trusts herein set forth. Subject to
Section 7.14, the Trustee shall take all actions reasonably necessary to effect the registration of all such Equipment Notes in the name of the Subordination
Agent. By its payment for and acceptance of each Certificate issued to it under this Agreement, each initial Certificateholder as grantor of the Trust thereby joins in the creation and declaration of the Trust.

                  Section 2.03. Limitation of Powers. The Trust is constituted solely for the purpose of making the investment in the Equipment Notes, and, except as set forth herein, the Trustee shall not be authorized or empowered to acquire any other investments or engage in any other activities and, in particular, the Trustee shall not be authorized or empowered to do anything that would cause such Trust to fail to qualify as a "grantor trust" for federal income tax purposes (including as subject to this restriction, acquiring any Aircraft (as defined in the respective Indentures) by bidding such Equipment
Notes or otherwise, or taking any action with respect to any such Aircraft once acquired).


                                   ARTICLE III

                                THE CERTIFICATES

                  Section  3.01.  Title,  Form,  Denomination  and  Execution of
Certificates.  (a) The  Certificates  shall be known as the "7.20%  1997-1A Pass
Through Certificates" of the Trust. Each Certificate will represent a fractional undivided interest in the Trust and shall be substantially in the form set forth as Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution of the Certificates. Any portion of the text of any Certificate may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Certificate.

                  (b) The Certificates shall be issued only in fully registered form without coupons and only in denominations of $100,000 or integral multiples of $1,000 in excess thereof, except that one Certificate may be issued in a denomination of less than $100,000. Each Certificate shall be dated the date of its authentication. The aggregate Fractional Undivided Interest of Certificates shall not at any time exceed $57,714,000.

                  (c) Certificates offered and sold in reliance on Rule 144A shall be issued initially in the form of a single permanent global Certificate in registered form, substantially in the form set forth as Exhibit A hereto (the
"U.S. Global Certificate"), duly executed and authenticated by the Trustee as hereinafter provided. The U.S. Global Certificate will be registered in the name of a nominee for the Depositary and deposited with the Trustee, as custodian for the Depositary. The aggregate principal amount of the U.S. Global Certificate may from time to time be increased or decreased by adjustments made on the records of the Depositary or its nominee, or of the Trustee, as custodian for the Depositary or its nominee, as hereinafter provided.

                  (d) Certificates offered and sold in offshore  transactions in reliance  on  Regulation  S shall be  issued  initially  in the form of a single temporary global  Certificate in registered form,  substantially in the form set forth as Exhibit A hereto (the  "Temporary  Offshore Global  Certificate")  duly executed and authenticated by the Trustee as hereinafter provided. The Temporary
Offshore Global  Certificate  will be registered in the name of a nominee of the
Depositary for credit to the account of the Agent Members acting as depositaries for  Euroclear  and Cedel and  deposited  with the Trustee as custodian  for the
Depositary. At any time on or after November 5, 1997 (the "Offshore Certificates
Exchange Date"),  upon receipt by the Trustee of a certificate  substantially in the  form of  Exhibit  B  hereto,  a  single  permanent  global  Certificate  in registered form substantially in the form set forth in Exhibit A (the "Permanent
Offshore Global  Certificate";  and together with the Temporary  Offshore Global
Certificate,   the   "Offshore   Global   Certificates"),   duly   executed  and
authenticated by the Trustee as hereinafter provided, shall be registered in the name of a  nominee  for the  Depositary  and  deposited  with  the  Trustee,  as custodian for the  Depositary,  and the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal  amount of any
Temporary Offshore Global Certificate in an amount equal to the principal amount of the  beneficial  interest  in  such  Temporary  Offshore  Global  Certificate transferred.  The U.S. Global  Certificate and the Offshore Global  Certificates
are sometimes referred to as the "Global Certificates".

                  (e) Certificates offered and sold to Institutional  Accredited
Investors shall be issued in the form of permanent certificated Certificates in registered form in substantially the form set forth as Exhibit A hereto (the
"U.S. Physical Certificates"). Certificates issued pursuant to Section 3.05(b) in exchange for interests in any Offshore Global Certificate shall be in the form of permanent certificated Certificates in registered form substantially in the form set forth in Exhibit A (the "Offshore Physical Certificates"). The
Offshore Physical Certificates and U.S. Physical Certificates are sometimes collectively herein referred to as the "Physical Certificates".

                  (f) The definitive Certificates shall be in registered form and shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner, all as determined by the officers executing such Certificates, as evidenced by their execution of such Certificates.

                  Section 3.02.  Restrictive Legends.  (a)  Subject to Section 3.06, each Global
Certificate (other than the Permanent Offshore Global Certificate) and each U.S. Physical Certificate shall bear the following legend (the "Private Placement Legend") on the face thereof:

                  THIS  CERTIFICATE  HAS NOT  BEEN  REGISTERED  UNDER  THE  U.S.
         SECURITIES  ACT  OF  1933,  AS  AMENDED  (THE  "SECURITIES  ACT"),  AND
         ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO,
         OR FOR THE ACCOUNT OR BENEFIT OF, U.S.  PERSONS  EXCEPT AS SET FORTH IN
         THE  FOLLOWING  SENTENCE.  BY ITS  ACQUISITION  HEREOF,  THE HOLDER (1)
         REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED
         IN RULE 144A  UNDER THE  SECURITIES  ACT),  (B) IT IS AN  INSTITUTIONAL
         "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF
         REGULATION D UNDER THE SECURITIES  ACT) (AN  "INSTITUTIONAL  ACCREDITED
         INVESTOR")  OR  (C)  IT IS NOT A U.S.  PERSON  AND  IS  ACQUIRING  THIS
         CERTIFICATE IN AN OFFSHORE  TRANSACTION IN COMPLIANCE WITH REGULATION S
         UNDER THE SECURITIES  ACT; (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS
         AFTER THE LATER OF THE  ORIGINAL  ISSUANCE OF THIS  CERTIFICATE  OR THE
         LAST DATE ON WHICH THIS CERTIFICATE WAS HELD BY ATLANTIC COAST AIRLINES
         ("ACA") OR ANY  AFFILIATE  OF ACA,  RESELL OR OTHERWISE  TRANSFER  THIS
         CERTIFICATE EXCEPT (A) TO ACA OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE
         UNITED STATES TO A QUALIFIED  INSTITUTIONAL  BUYER IN  COMPLIANCE  WITH
         RULE 144A UNDER THE SECURITIES  ACT, (C) INSIDE THE UNITED STATES TO AN
         INSTITUTIONAL  ACCREDITED INVESTOR ACQUIRING $100,000 OR MORE AGGREGATE
         PRINCIPAL  AMOUNT OF SUCH  CERTIFICATES  THAT,  PRIOR TO SUCH TRANSFER,
         FURNISHES   TO  THE  TRUSTEE  A  SIGNED   LETTER   CONTAINING   CERTAIN
         REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER
         OF THIS  CERTIFICATE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE
         TRUSTEE),  (D) OUTSIDE THE UNITED STATES IN AN OFFSHORE  TRANSACTION IN
         COMPLIANCE  WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE
         EXEMPTION FROM  REGISTRATION  PROVIDED BY RULE 144 UNDER THE SECURITIES
         ACT  (IF  AVAILABLE)  OR  (F)  PURSUANT  TO AN  EFFECTIVE  REGISTRATION
         STATEMENT UNDER THE SECURITIES ACT; AND (3) AGREES THAT IT WILL DELIVER
         TO EACH  PERSON  TO WHOM  THIS  CERTIFICATE  IS  TRANSFERRED  A  NOTICE
         SUBSTANTIALLY  TO THE EFFECT OF THIS  LEGEND.  IN  CONNECTION  WITH ANY
         TRANSFER  OF THIS  CERTIFICATE  WITHIN TWO YEARS AFTER THE LATER OF THE
         ORIGINAL  ISSUANCE OF THIS  CERTIFICATE  OR THE LAST DATE ON WHICH THIS
         CERTIFICATE  WAS HELD BY ACA OR AN  AFFILIATE  OF ACA,  THE HOLDER MUST
         CHECK THE  APPROPRIATE  BOX SET FORTH ON THE REVERSE HEREOF RELATING TO
         THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE.
         IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE
         HOLDER  MUST,  PRIOR TO SUCH  TRANSFER,  FURNISH TO THE TRUSTEE AND ACA
         SUCH  CERTIFICATIONS,  LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF
         THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE
         PURSUANT TO AN EXEMPTION  FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE
         REGISTRATION  REQUIREMENTS OF THE SECURITIES  ACT. AS USED HEREIN,  THE
         TERMS "OFFSHORE  TRANSACTION",  "UNITED STATES" AND "U.S.  PERSON" HAVE
         THE MEANINGS  GIVEN TO THEM BY REGULATION S UNDER THE  SECURITIES  ACT.
         THE PASS THROUGH  TRUST  AGREEMENT  CONTAINS A PROVISION  REQUIRING THE
         TRUSTEE TO REFUSE TO  REGISTER  ANY  TRANSFER  OF THIS  CERTIFICATE  IN
         VIOLATION OF THE FOREGOING RESTRICTIONS.

                  (b)      Each Global Certificate shall also bear the following legend on the face thereof:

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF
         THE DEPOSITORY TRUST COMPANY,  A NEW YORK CORPORATION  ("DTC"),  TO THE
         TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
         AND  ANY  CERTIFICATE  ISSUED  IN  EXCHANGE  FOR  THIS  CERTIFICATE  IS
         REGISTERED  IN THE  NAME OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME AS IS
         REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND  ANY  PAYMENT
         HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY
         AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE
         HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH
         AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL  CERTIFICATE  SHALL BE LIMITED TO TRANSFERS IN
         WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR
         SUCH  SUCCESSOR'S  NOMINEE  AND  TRANSFERS  OF  PORTIONS OF THIS GLOBAL
         CERTIFICATE  SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE  WITH THE
         RESTRICTIONS  SET FORTH IN SECTIONS  3.05 AND 3.06 OF THE PASS  THROUGH
         TRUST AGREEMENT REFERRED TO HEREIN.

                  Section 3.03. Authentication of Certificates.  (a) The Trustee
shall  duly  execute,   authenticate  and  deliver  Certificates  in  authorized
denominations  equalling in the aggregate the aggregate  principal amount of the
Equipment  Notes  to be  purchased  by the  Trustee  pursuant  to the  Financing
Agreements and evidencing the entire ownership of the Trust.

                  (b) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

                  Section 3.04.  Transfer and Exchange.  The Trustee shall cause to be kept at the office or agency to be maintained by it in accordance with the provisions of Section 7.12 of this Agreement a register (the "Register") for the
Certificates  in  which,  subject  to  such  reasonable  regulations  as it  may prescribe,  the Trustee shall provide for the  registration of the  Certificates and of transfers  and  exchanges of the  Certificates  as herein  provided.  The
Trustee shall  initially be the registrar (the  "Registrar")  for the purpose of registering the  Certificates and transfers and exchanges of the Certificates as herein  provided.  A  Certificateholder  may transfer a  Certificate  by written application  to the Registrar  stating the name of the proposed  transferee  and otherwise  complying  with the terms of this  Agreement,  including  providing a written  certificate or other evidence of compliance  with any  restrictions  on transfer.  No such transfer shall be effected until,  and such transferee  shall succeed to the rights of a  Certificateholder  only upon,  final  acceptance and registration  of the  transfer by the  Registrar in the  Register.  Prior to the registration  of any transfer by a  Certificateholder  as provided  herein,  the
Trustee  shall treat the person in whose name the  Certificate  is registered as the owner  thereof for all  purposes,  and the Trustee  shall not be affected by notice to the contrary.  Furthermore,  the Depositary  shall, by acceptance of a
Global Certificate,  agree that transfers of beneficial interests in such Global
Certificate may be effected only through a book-entry  system  maintained by the
Depositary (or its agent),  and that  ownership of a beneficial  interest in the
Certificate shall be required to be reflected in a book entry. When Certificates are  presented  to the  Registrar  with a request to register the transfer or to exchange  them for an equal  face  amount of  Certificates  of other  authorized denominations, the Registrar shall register the transfer or make the exchange as requested  if  its  requirements  for  such  transactions  are  met.  To  permit
registrations   of  transfers  and  exchanges  in  accordance  with  the  terms, conditions and restrictions  hereof,  the Trustee shall execute and authenticate
Certificates at the Registrar's request. No service charge shall be made for any registration  of transfer or exchange of the  Certificates,  but the Trustee may require  payment by the transferor of a sum sufficient to cover any transfer tax or similar  governmental charge payable in connection  therewith (other than any such transfer taxes or other similar governmental charges payable upon exchanges pursuant to Section 3.10 or 9.07).

                  Section   3.05.   Book-Entry   Provisions   for  U.S.   Global
Certificate  and Offshore Global  Certificates.  (a) Members of, or participants in, the Depositary  ("Agent  Members") shall have no rights under this Agreement with respect to any Global  Certificate  held on their behalf by the Depositary, or the  Trustee  as its  custodian,  and the  Depositary  may be  treated by the
Trustee  and any  agent of the  Trustee  as the  absolute  owner of such  Global
Certificate for all purposes whatsoever.  Notwithstanding the foregoing, nothing herein shall  prevent the Trustee or any agent of the Trustee from giving effect to any written  certification,  proxy or other  authorization  furnished  by the
Depositary or shall impair, as between the Depositary and its Agent Members, the operation  of  customary  practices  governing  the  exercise of the rights of a holder of any  Certificate.  Upon the  issuance of any Global  Certificate,  the
Registrar or its duly  appointed  agent shall record a nominee of the Depositary as the registered holder of such Global Certificate.

                  (b) Transfers of any Global Certificate shall be limited to transfers of such Global Certificate in whole, but not in part, to nominees of the Depositary, its successor or such successor's nominees. Beneficial interests in the U.S. Global Certificate and any Offshore Global Certificate may be transferred in accordance with the rules and procedures of the Depositary and the provisions of Section 3.06. Beneficial interests in the U.S. Global
Certificate or an Offshore Global Certificate shall be delivered to all beneficial owners in the form of U.S. Physical Certificates or Offshore Physical
Certificates, as the case may be, if (i) the Company notifies the Trustee in writing that the Depositary is unwilling or unable to discharge properly its responsibilities as Depositary for the U.S. Global Certificate or such Offshore
Global Certificate, as the case may be, and the Company is unable to locate a qualified successor depositary within 90 days of such notice or (ii) after the occurrence of an Event of Default, beneficial owners of the U.S. Global
Certificate or Offshore  Global  Certificates  evidencing  Fractional  Undivided
Interests aggregating not less than a majority in interest in the Trust, by Act of such Certificateholders delivered to the Company and the Trustee, advise the Company, the Trustee and the Depositary through its Clearing Agency Participants in writing that the continuation of a book-entry system through the Depositary is no longer in the best interests of the Certificateholders, then the Trustee shall notify all owners of beneficial interests in the U.S. Global Certificate or an Offshore Global Certificate, through the Depositary, of the occurrence of any such event and the availability of definitive Certificates.

                  (c) Any beneficial interest in one of the Global Certificates that is transferred to a Person who takes delivery in the form of an interest in the other Global Certificate will, upon such transfer, cease to be an interest in such Global Certificate and become an interest in the other Global
Certificate and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Certificate for as long as it remains such an interest.

                  (d)      [Intentionally omitted.]

                  (e) In connection  with the transfer of the entire U.S. Global
Certificate or an entire Offshore Global Certificate to the beneficial owners thereof pursuant to paragraph (b) of this Section 3.05, such U.S. Global
Certificate or Offshore Global Certificate, as the case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Trustee shall execute, authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in such U.S. Global
Certificate or Offshore Global Certificate, as the case may be, an equal aggregate principal amount of U.S. Physical Certificates or Offshore Physical
Certificates, as the case may be, of authorized denominations.

                  (f) Any U.S. Physical Certificate delivered in exchange for an interest in the U.S. Global Certificate pursuant to paragraph (b) of this
Section  3.05 shall,  except as otherwise  provided by paragraph  (f) of Section
3.06, bear the Private Placement Legend.

                  (g) Any Offshore Physical Certificate delivered in exchange for an interest in an Offshore Global Certificate pursuant to paragraph (b) of this Section shall, except as otherwise provided by paragraph (f) of Section
3.06, bear the applicable  legend regarding  transfer  restrictions set forth in
Section 3.02(a).

                  (h) The registered holder of the U.S. Global Certificate or any Offshore Global Certificate may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Agreement or the Certificates.

                  Section 3.06.  Special Transfer Provisions.  The following provisions shall apply to the Certificates:

                  (a) Transfers to Non-QIB  Institutional  Accredited Investors.
The following provisions shall apply with respect to the registration of any proposed transfer of a Certificate to any Institutional Accredited Investor which is not a QIB (excluding transfers to or by Non-U.S. Persons):

                  (i)  The  Registrar   shall   register  the  transfer  of  any
         Certificate,   whether  or  not  such  Certificate  bears  the  Private
         Placement Legend,  if (x) the requested  transfer is at least two years after the later of the original issue date of the  Certificates and the last date on which  such  Certificate  was held by the  Company  or any affiliate  thereof or (y) the proposed  transferee has delivered to the
         Registrar  a letter  substantially  in the form of Exhibit D hereto and the aggregate principal amount of the Certificates being transferred is at least $100,000.

                  (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Certificate, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) and
         (y) instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of the transfer and a decrease in the principal amount of such U.S. Global Certificate in an amount equal to the principal amount of the beneficial interest in such U.S. Global Certificate to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver to the transferor or at its direction, one or more U.S. Physical Certificates of like tenor and amount.

                  (b)      Transfers to QIBs.  The following provisions shall apply with respect to the registration of any proposed transfer of a Certificate to a QIB (excluding Non-U.S. Persons):

                  (i) If the  Certificate  to be  transferred  consists  of U.S.
         Physical  Certificates or an interest in any Temporary  Offshore Global
         Certificate, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Certificate  stating,  or has otherwise  advised the
         Trustee and the  Registrar  in writing,  that the sale has been made in compliance  with the  provisions  of Rule 144A to a transferee  who has signed  the  certification  provided  for on the  form  of  Certificate stating,  or has  otherwise  advised the Trustee and the  Registrar  in writing,  that it is purchasing the  Certificate for its own account or
         an  account  with  respect  to  which  it  exercises  sole   investment
         discretion and that it, or the Person on whose behalf it is acting with respect to any such account,  is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges  that it has received such  information  regarding the
         Trust and/or the Company as it has  requested  pursuant to Rule 144A or has  determined  not to request such  information  and that it is aware that the  transferor is relying upon its foregoing  representations  in order to claim the exemption from registration provided by Rule 144A.

                  (ii) Upon receipt by the Registrar of the documents referred to in clause (i) above and instructions given in accordance with the Depositary's and the Registrar's procedures therefor, the Registrar shall reflect on its books and records the date of such transfer and an increase in the principal amount of the U.S. Global Certificate in an amount equal to the principal amount of the U.S. Physical Certificates or interests in the Temporary Offshore Global Certificate, as the case may be, being transferred, and the Trustee shall cancel such Physical
         Certificates  or decrease the amount of such Temporary  Offshore Global
         Certificate so transferred.

                  (c)      [Intentionally omitted.]

                  (d)  Transfers of Interests in the Permanent  Offshore  Global
Certificate or Offshore Physical Certificates. The Registrar shall register any transfer of interests in the Permanent Offshore Global Certificate or Offshore
Physical Certificates without requiring any additional certification.

                  (e)      Transfers to Non-U.S. Persons at Any Time.  The following provisions shall apply with respect to any registration of any transfer of a Certificate to a Non-U.S. Person:

                  (i) Prior to the  Offshore  Certificates  Exchange  Date,  the
         Registrar shall register any proposed transfer of a Certificate to a Non-U.S. Person upon receipt of a certificate substantially in the form set forth as Exhibit C hereto from the proposed transferor.

                  (ii) On and after the Offshore Certificates Exchange Date, the
         Registrar shall register any proposed  transfer to any Non-U.S.  Person if the Certificate to be transferred is a U.S. Physical  Certificate or an  interest  in  the  U.S.  Global  Certificate,  upon  receipt  of  a certificate  substantially  in the form of Exhibit C from the  proposed
         transferor.   The  Registrar   shall  promptly  send  a  copy  of  such
         certificate to the Company.

                  (iii) Upon receipt by the Registrar of (x) the documents, if any, required by paragraph (ii) and (y) instructions in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date of such transfer and a decrease in the principal amount of such U.S. Global Certificate in an amount equal to the principal amount of the beneficial interest in such U.S. Global Certificate to be transferred, and (B) upon receipt by the Registrar of instructions given in accordance with the Depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Certificate in an amount equal to the principal amount of the U.S. Physical Certificate or the U.S. Global Certificate, as the case may be, to be transferred, and the Trustee shall cancel the Physical Certificate, if any, so transferred or decrease the amount of such U.S. Global Certificate.

                  (f) Private Placement Legend.  Upon the transfer,  exchange or replacement  of  Certificates  not  bearing the Private  Placement  Legend,  the
Registrar  shall  deliver  Certificates  that do not bear the Private  Placement
Legend. Upon the transfer,  exchange or replacement of Certificates  bearing the
Private  Placement  Legend,  the Registrar shall deliver only  Certificates that
bear  the  Private   Placement  Legend  unless  either  (i)  the   circumstances
contemplated  by  paragraph  (a)(i)(x)  or (e)(ii) of this Section 3.06 exist or
(ii) there is  delivered  to the  Registrar  an Opinion of Counsel to the effect that neither such legend nor the related  restrictions  on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (g) General.  By its acceptance of any Certificate bearing the
Private  Placement  Legend,  each Holder of such a Certificate  acknowledges the restrictions  on transfer of such  Certificate  set forth in this  Agreement and agrees  that  it  will  transfer  such  Certificate  only  as  provided  in this
Agreement. The Registrar shall not register a transfer of any Certificate unless such transfer complies with the restrictions on transfer of such Certificate set forth in this Agreement.  In connection with any transfer of Certificates,  each
Certificateholder  agrees by its acceptance of the  Certificates  to furnish the
Registrar  or  the  Trustee  such   certifications,   legal  opinions  or  other
information  as either  of them may  reasonably  require  to  confirm  that such transfer is being made  pursuant to an  exemption  from,  or a  transaction  not subject to, the registration  requirements of the Securities Act;  provided that neither the  Trustee  nor the  Registrar  shall be  required  to  determine  the sufficiency of any such certifications, legal opinions or other information.

                  Until such time as no Certificates remain Outstanding, the Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 3.05 or this Section 3.06. The
Trustee, if not the Registrar at such time, shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  Section   3.07.   Mutilated,   Destroyed,   Lost   or   Stolen
Certificates.  If (a) any mutilated  Certificate is surrendered to the Registrar or the Registrar receives evidence to its satisfaction of the destruction,  loss or theft of any  Certificate and (b) there is delivered to the Registrar and the
Trustee such  security,  indemnity  or bond,  as may be required by them to save each of them  harmless,  then,  in the absence of notice to the Registrar or the
Trustee that such  Certificate has been acquired by a bona fide  purchaser,  the
Trustee shall execute,  authenticate and deliver,  in exchange for or in lieu of any such mutilated,  destroyed, lost or stolen Certificate, a new Certificate or
Certificates,  in  authorized  denominations  and of like  Fractional  Undivided
Interest and bearing a number not contemporaneously outstanding.

                  In connection with the issuance of any new Certificate under this Section 3.07, the Trustee shall require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Registrar) connected therewith.

                  Any duplicate Certificate issued pursuant to this Section 3.07 shall constitute conclusive evidence of the appropriate Fractional Undivided
Interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                  Section 3.08. Persons Deemed Owners. Prior to due presentment of a Certificate for registration of transfer, the Trustee, the Registrar and any Paying Agent may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article IV and for all other purposes whatsoever, and none of the Trustee, the Registrar or any Paying Agent shall be affected by any notice to the contrary.

                  Section 3.09.  Cancellation.  All Certificates surrendered for payment or transfer  or exchange  shall,  if  surrendered  to the Trustee or any agent of the Trustee other than the Registrar, be delivered to the Registrar for cancellation  and shall  promptly be cancelled by it. No  Certificates  shall be authenticated  in  lieu of or in  exchange  for any  Certificates  cancelled  as provided in this Section,  except as expressly permitted by this Agreement.  All
cancelled   Certificates  held  by  the  Registrar  shall  be  destroyed  and  a certification of their destruction delivered to the Trustee.

                  Section 3.10. Limitation of Liability for Payments. All payments and distributions made to Certificateholders shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of Article IV of this Agreement. Each Certificateholder, by its acceptance of a Certificate, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in this Agreement.

                  Section  3.11.   Temporary   Certificates.   Until  definitive
Certificates are ready for delivery,  the Trustee shall  authenticate  temporary
Certificates.  Temporary  Certificates  shall  be  substantially  in the form of definitive  Certificates but may have insertions,  substitutions,  omissions and other  variations  determined to be  appropriate  by the officers  executing the temporary  Certificates,  as  evidenced  by their  execution  of such  temporary
Certificates.  If  temporary  Certificates  are issued,  the Trustee  will cause definitive  Certificates to be prepared without  unreasonable  delay.  After the preparation  of definitive  Certificates,  the temporary  Certificates  shall be exchangeable  for  definitive  Certificates  upon  surrender  of  the  temporary
Certificates at the office or agency of the Trustee  designated for such purpose pursuant  to  Section  7.12,  without  charge  to  the  Certificateholder.  Upon surrender  for  cancellation  of any one or  more  temporary  Certificates,  the
Trustee shall execute, authenticate and deliver in exchange therefor a like face
amount  of  definitive  Certificates  of  authorized  denominations.   Until  so
exchanged,  the  temporary  Certificates  shall be entitled to the same benefits under this Agreement as definitive Certificates.


                                   ARTICLE IV

                          DISTRIBUTIONS; STATEMENTS TO
                               CERTIFICATEHOLDERS

                  Section  4.01.   Certificate   Account  and  Special  Payments
Account.  (a)  The  Trustee  shall  establish  and  maintain  on  behalf  of the
Certificateholders  a  Certificate  Account as one or more  non-interest-bearing accounts.  The  Trustee  shall  hold the  Certificate  Account  in trust for the benefit  of  the  Certificateholders,  and  shall  make  or  permit  withdrawals therefrom  only as  provided  in this  Agreement.  On each day when a  Scheduled
Payment  is  made  to the  Trustee,  the  Trustee  upon  receipt  thereof  shall immediately  deposit the  aggregate  amount of such  Scheduled  Payment into the
Certificate Account.

                  (b) The Trustee shall establish and maintain on behalf of the Certificateholders a Special Payments Account as one or more accounts, which shall be non-interest bearing except as provided in Section 4.04. The Trustee shall hold the Special Payments Account in trust for the benefit of the Certificateholders and shall make or permit withdrawals therefrom only as provided in this Agreement. On each day when one or more Special Payments are made to the Trustee, the Trustee, upon receipt thereof, shall immediately deposit the aggregate amount of such Special Payments into the Special Payments
Account.

                  (c) The Trustee shall present to the Loan Trustee to which an Equipment Note relates such Equipment Note on the date of its stated final maturity or, in the case of any Equipment Note which is to be redeemed in whole pursuant to the relevant Indenture, on the applicable redemption date under such Indenture.

                  Section  4.02.  Distributions  from  Certificate  Account  and
Special  Payments  Account.  (a) On each  Regular  Distribution  Date or as soon thereafter as the Trustee has confirmed  receipt of the payment of the Scheduled
Payments due on such date, the Trustee shall  distribute out of the  Certificate
Account the entire amount deposited  therein pursuant to Section 4.01(a).  There shall be so distributed to each  Certificateholder  of record on the Record Date with  respect to such  Regular  Distribution  Date  (other  than as  provided in
Section  11.01  concerning  the  final  distribution)  by check  mailed  to such
Certificateholder,   at   the   address   appearing   in  the   Register,   such
Certificateholder's  pro rata share (based on the Fractional  Undivided Interest in the  Trust  held  by  such  Certificateholder)  of the  total  amount  in the
Certificate Account, except that, with respect to Certificates registered on the
Record  Date in the  name of the  nominee  of the  Depositary  (initially,  such nominee to be Cede & Co.), such  distribution  shall be made by wire transfer in immediately available funds to the account designated by such nominee.

                  (b) On each Special Distribution Date with respect to any Special Payment or as soon thereafter as the Trustee has confirmed receipt of any Special Payments, the Trustee shall distribute out of the Special Payments
Account the entire amount of such Special Payment  deposited therein pursuant to
Section 4.01(b). There shall be so distributed to each Certificateholder of record on the Record Date with respect to such Special Distribution Date (other than as provided in Section 11.01 concerning the final distribution) by check mailed to such Certificateholder, at the address appearing in the Register, such Certificateholder's pro rata share (based on the aggregate Fractional Undivided
Interest in the Trust held by such Certificateholder) of the aggregate amount in the Special Payments Account on account of such Special Payment, except that, with respect to Certificates registered on the Record Date in the name of the nominee of the Depositary (initially, such nominee to be Cede & Co.), such distribution shall be made by wire transfer in immediately available funds to the account designated by such nominee.

                  (c) The Trustee shall, at the expense of the Company, cause notice of each Special Payment to be mailed to each Certificateholder at his address as it appears in the Register. In the event of redemption, prepayment or purchase of Equipment Notes held in the Trust, such notice shall be mailed not less than 20 days prior to the date any Special Payment is scheduled to be distributed. In the case of any other Special Payments, such notice shall be mailed as soon as practicable after the Trustee has confirmed that it has received funds for such Special Payment, stating the Special Distribution Date for such Special Payment which shall occur not less than 20 days after the date of such notice and as soon as practicable thereafter. Notices mailed by the Trustee shall set forth:

                  (i)      the Special Distribution Date and the Record Date therefor (except as otherwise provided in Section 11.01),

                  (ii) the amount of the  Special  Payment  for each $1,000 face amount  Certificate  (taking into account any payment to be made by the
         Company   pursuant  to  Section   2.01(b))   and  the  amount   thereof
         constituting principal, premium, if any, and interest,

                  (iii)    the reason for the Special Payment, and

                  (iv) if the Special Distribution Date is the same date as a Regular Distribution Date, the total amount to be received on such date for each $1,000 face amount Certificate.

If the amount of premium, if any, payable upon the redemption, prepayment or purchase of an Equipment Note has not been calculated at the time that the Trustee mails notice of a Special Payment, it shall be sufficient if the notice sets forth the other amounts to be distributed and states that any premium received will also be distributed.

                  If any redemption of the Equipment Notes held in the Trust is cancelled, the Trustee, as soon as possible after learning thereof, shall cause notice thereof to be mailed to each Certificateholder at its address as it appears on the Register.

                  Section 4.03.  Statements to  Certificateholders.  (a) On each
Distribution   Date,  the  Trustee  will  include  with  each   distribution  to
Certificateholders  of a Scheduled  Payment or Special Payment,  as the case may be, a statement setting forth the following  information (per $1,000 face amount
Certificate as to (i) and (ii) below):

                  (i)      the amount of such distribution allocable to principal and the amount allocable to premium, if any;

                  (ii)     the amount of such distribution allocable to interest; and

                  (iii) the Pool Balance and the Pool Factor.

                  With respect to the  Certificates  registered in the name of a
Clearing  Agency or its nominee,  on the record date prior to each  Distribution
Date,  the Trustee will request from the Clearing  Agency a securities  position listing  setting  forth  the  names  of all  the  Clearing  Agency  Participants
reflected  on  the  Clearing   Agency's  books  as  holding   interests  in  the
Certificates  on such record date. On each  Distribution  Date, the Trustee will mail to each such Clearing Agency Participant the statement  described above and will make  available  additional  copies as  requested by such  Clearing  Agency
Participant for forwarding to holders of Certificates.

                  (b) Within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Trustee shall furnish to each Person who at any time during such calendar year was a Certificateholder of record a statement containing the sum of the amounts determined pursuant to clauses (a)(i) and (a)(ii) with respect to the Trust for such calendar year or, in the event such Person was a Certificateholder of record during a portion of such calendar year, for the applicable portion of such year, and such other items as are readily available to the Trustee and which a Certificateholder shall reasonably request as necessary for the purpose of such Certificateholder's preparation of its federal income tax returns. With respect to Certificates registered in the name of a Clearing Agency or its nominee, such report and such other items shall be prepared on the basis of information supplied to the Trustee by the Clearing Agency Participants and shall be delivered by the Trustee to such Clearing Agency Participants to be available for forwarding by such Clearing Agency Participants.

                  Section 4.04.  Investment of Special Payment Moneys. Any money received  by the  Trustee  pursuant to Section  4.01(b)  representing  a Special
Payment  which  is  not  to  be  promptly   distributed  shall,  to  the  extent
practicable,  be invested in Permitted Investments by the Trustee as directed in writing by the Company pending  distribution of such Special Payment pursuant to
Section 4.02. Any investment made pursuant to this Section 4.04 shall be in such
Permitted Investments having maturities not later than the date that such moneys are required to be used to make the payment  required  under Section 4.02 on the applicable  Special  Distribution  Date  and the  Trustee  shall  hold  any such
Permitted  Investments until maturity.  The Trustee shall have no liability with respect to any  investment  made  pursuant to this Section  4.04,  other than by reason of the willful  misconduct or  negligence of the Trustee.  All income and earnings from such investments shall be distributed on such Special Distribution
Date as part of such Special Payment.


                                    ARTICLE V

                                   THE COMPANY

                  Section 5.01. Maintenance of Corporate Existence. The Company,
at its own cost and expense, will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate  existence,  rights and
franchises,   except  as  otherwise  specifically  permitted  in  Section  5.02;
provided,  however, that the Company shall not be required to preserve any right or franchise if the Company shall determine that the preservation  thereof is no longer desirable in the conduct of the business of the Company.

                  Section 5.02.  Consolidation, Merger, Etc.  The Company shall not consolidate with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any Person unless:

                  (a) the corporation formed by such consolidation or into which the  Company  is merged or the Person  which  acquires  by  conveyance, transfer or lease  substantially all of the assets of the Company as an entirety shall be organized and validly  existing under the laws of the
         United  States of  America  or any state  thereof  or the  District  of
         Columbia  and a "citizen  of the United  States" (as defined in Section
         40102(a)(15)  of Title 49 of the  United  States  Code)  holding an air
         carrier   operating   certificate   issued  by  the  Federal   Aviation
         Administration,  or any successor agency thereto (the "FAA"),  pursuant to  Chapter  447 of Title  49,  United  States  Code,  authorizing  the operation in air  transportation  of aircraft capable of carrying 10 or more  individuals or 6,000 pounds or more of cargo pursuant to Part 121 of the FAA's regulations (14 CFR Part 121);

                  (b) the corporation formed by such consolidation or into which the  Company  is merged or the Person  which  acquires  by  conveyance, transfer or lease  substantially all of the assets of the Company as an entirety  shall  execute and deliver to the Trustee a duly  authorized,
         valid,  binding  and  enforceable   agreement  in  form  and  substance
         reasonably satisfactory to the Trustee containing an assumption by such successor corporation or Person of the due and punctual performance and observance of each covenant and condition of this Agreement,  the Other
         Pass Through Trust Agreements, the Financing Agreements, and each other
         Financing Document to be performed or observed by the Company;

                  (c) immediately after giving effect to such transaction, no Event of Default or event which is, or after notice or passage of time, or both, would be, such an Event of Default shall have occurred and be continuing; and

                  (d) the Company shall have delivered to the Trustee an Officer's Certificate of the Company and an Opinion of Counsel of the Company reasonably satisfactory to the Trustee, each stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement mentioned in clause (b) above comply with this Section 5.02 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  Upon any consolidation or merger, or any conveyance, transfer or lease of substantially all of the assets of the Company as an entirety in accordance with this Section 5.02, the successor corporation or Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Agreement with the same effect as if such successor corporation or Person had been named as the Company herein. No such conveyance, transfer or lease of substantially all of the assets of the Company as an entirety shall have the effect of releasing the Company or any successor corporation or Person which shall theretofore have become such in the manner prescribed in this Section 5.02 from its liability in respect of this Agreement or any Financing Document to which it is a party.


                                   ARTICLE VI

                                     DEFAULT

                  Section 6.01.  Events of Default.  (a)  Exercise of Remedies.  Upon the occurrence and during the continuation of any Indenture Default under any Indenture, the Trustee may, to the extent it is the Controlling Party at such time, direct the exercise of remedies as provided in the Intercreditor
Agreement.

                  (b) Purchase Rights of  Certificateholders.  (i) By acceptance of its  Certificate,  each  Certificateholder  agrees that at any time after the occurrence  and during the  continuation  of a  Triggering  Event:  each Class B
Certificateholder  shall have the right to purchase  all, but not less than all, of the Certificates  upon ten days' written notice to the Trustee and each other
Class B Certificateholder, provided that (A) if prior to the end of such ten-day period any other Class B  Certificateholder  notifies  such  purchasing  Class B
Certificateholder that such other Class B Certificateholder wants to participate in such purchase,  then such other Class B  Certificateholder  may join with the purchasing Class B Certificateholder  to purchase all, but not less than all, of the  Certificates  pro rata based on the  Fractional  Undivided  Interest in the
Class B Trust  held by each such Class B  Certificateholder  and (B) if prior to the end of such  ten-day  period any other  Class B  Certificateholder  fails to
notify  the  purchasing  Class  B  Certificateholder   of  such  other  Class  B
Certificateholder's  desire to participate  in such a purchase,  then such other
Class B  Certificateholder  shall lose its right to  purchase  the  Certificates pursuant to this Section 6.01(b).

                  (ii) By acceptance of its Certificate,  each Certificateholder agrees that at any time after the  occurrence and during the  continuation  of a
Triggering  Event:  each Class C  Certificateholder  shall have the right (which shall not expire upon any  purchase of the  Certificates  pursuant to clause (i)
above) to purchase all, but not less than all, of the Certificates and the Class
B Certificates upon ten days' written notice to the Trustee, the Class B Trustee and each other Class C Certificateholder,  provided that (A) if prior to the end of such  ten-day  period  any  other  Class C  Certificateholder  notifies  such purchasing Class C  Certificateholder  that such other Class C Certificateholder wants to participate in such purchase, then such other Class C Certificateholder may join with the purchasing Class C Certificateholder  to purchase all, but not less than all, of the  Certificates  and the Class B Certificates pro rata based on the  Fractional  Undivided  Interest  in the Class C Trust  held by each such
Class C Certificateholder and (B) if prior to the end of such ten day period any other  Class  C  Certificateholder  fails  to  notify  the  purchasing  Class  C
Certificateholder   of  such  other  Class  C   Certificateholder's   desire  to
participate in such a purchase,  then such other Class C Certificateholder shall lose  its  right to  purchase  the  Certificates  and the  Class B  Certificates pursuant to this Section 6.01(b).

                  (iii) By acceptance of its Certificate, each Certificateholder agrees that at any time after the  occurrence and during the  continuation  of a
Triggering  Event:  each Class D  Certificateholder  shall have the right (which shall not expire upon any  purchase of the  Certificates  pursuant to clause (i)
above and the Certificates and the Class B Certificates  pursuant to clause (ii)
above) to purchase all, but not less than all, of the Certificates,  the Class B
Certificates  and the Class C Certificates  upon ten days' written notice to the
Trustee,  the  Class B  Trustee,  the  Class C Trustee  and each  other  Class D
Certificateholder,  provided that (A) if prior to the end of such ten-day period
any  other  Class  D   Certificateholder   notifies  such  purchasing   Class  D
Certificateholder that such other Class D Certificateholder wants to participate in such purchase,  then such other Class D  Certificateholder  may join with the purchasing Class D Certificateholder  to purchase all, but not less than all, of the Certificates, the Class B Certificates and the Class C Certificates pro rata based on the  Fractional  Undivided  Interest  in the Class D Trust held by each such  Class D  Certificateholder  and (B) if  prior  to the end of such  ten day period any other Class D Certificateholder  fails to notify the purchasing Class
D  Certificateholder  of  such  other  Class  D  Certificateholder's  desire  to participate in such a purchase,  then such other Class D Certificateholder shall lose its right to purchase the  Certificates,  the Class B Certificates  and the
Class C Certificates pursuant to this Section 6.01(b).

                  The purchase price with respect to the  Certificates  shall be equal to the Pool Balance of the Certificates,  together with accrued and unpaid interest thereon to the date of such purchase,  without  premium,  but including any other  amounts  then due and  payable to the  Certificateholders  under this
Agreement,  the Intercreditor Agreement or any other Financing Document or on or in respect of the  Certificates;  provided,  however,  that no such  purchase of
Certificates  shall be  effective  unless  the  purchaser  shall  certify to the
Trustee that contemporaneously with such purchase, such purchaser is purchasing, pursuant  to the  terms of this  Agreement  and the  Other  Pass  Through  Trust
Agreements,  the  Certificates,  the  Class  B  Certificates  and  the  Class  C
Certificates  which are senior to the Class of  Certificates  (as defined in the
Intercreditor  Agreement) held by such  purchaser.  Each payment of the purchase price of the Certificates shall be made to an account or accounts  designated by the  Trustee  and each  such  purchase  shall be  subject  to the  terms of this
Section. Each Certificateholder agrees by its acceptance of its Certificate that it will,  subject  to  Section  3.04  hereof,  upon  payment  from such  Class B
Certificateholder(s),     Class    C    Certificateholder(s)    or    Class    D
Certificateholder(s)  of the purchase  price set forth in the first  sentence of this  paragraph,  forthwith sell,  assign,  transfer and convey to the purchaser thereof (without recourse, representation or warranty of any kind except for its
own  acts),  all  of  the  right,   title,   interest  and  obligation  of  such
Certificateholder in, this Agreement, the Intercreditor Agreement, the Liquidity
Facility,   the  Financing   Documents  and  all   Certificates   held  by  such
Certificateholder  (excluding  all right,  title and  interest  under any of the foregoing  to the extent  such right,  title or  interest is with  respect to an obligation  not then due and payable as respects any action or inaction or state of affairs  occurring  prior to such sale) and the purchaser shall assume all of such  Certificateholder's  obligations  under this Agreement,  the Intercreditor
Agreement,  the Liquidity Facility and the Financing Documents. The Certificates
will be deemed to be purchased on the date payment of the purchase price is made
notwithstanding   the   failure  of  the   Certificateholders   to  deliver  any
Certificates  (whether  in the  form  of  Physical  Certificates  or  beneficial interests in Global Certificates) and, upon such a purchase, (i) the only rights of the  Certificateholders  will be to deliver the Certificates to the purchaser and receive the purchase  price for the  Certificates  and (ii) if the purchaser shall so request, such  Certificateholder will comply with all the provisions of
Section 3.04 hereof to enable new  Certificates to be issued to the purchaser in such  denominations as it shall request.  All charges and expenses in connection with the issuance of any such new  Certificates  shall be borne by the purchaser thereof.

                  As   used    in    this    Section    6.01(b),    the    terms
"Certificateholder",     "Class",    "Class    B    Certificate",    "Class    B
Certificateholder",  "Class B Trust", "Class B Trustee",  "Class C Certificate",
"Class C  Certificateholder",  "Class C  Trust",  "Class  C  Trustee",  "Class D
Certificate",  "Class  D  Certificateholder",  "Class  D  Trust"  and  "Class  D
Trustee",  shall  have the  respective  meanings  assigned  to such terms in the
Intercreditor Agreement.

                  Section 6.02. Incidents of Sale of Equipment Notes. Upon any sale of all or any part of the Equipment Notes made either under the power of sale given under this Agreement or otherwise for the enforcement of this Agreement, the following shall be applicable:

                  (1)  Certificateholders  and  Trustee May  Purchase  Equipment
         Notes. Any Certificateholder, the Trustee in its individual or any other capacity or any other Person may bid for and purchase any of the Equipment Notes, and upon compliance with the terms of sale, may hold, retain, possess and dispose of such Equipment Notes in their own absolute right without further accountability.

                  (2) Receipt of Trustee Shall Discharge Purchaser. The receipt of the Trustee or of the officer making such sale shall be a sufficient discharge to any purchaser for his purchase money, and, after paying such purchase money and receiving such receipt, such purchaser or its personal representative or assigns shall not be obliged to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or non-application thereof.

                  (3) Application of Moneys Received upon Sale. Any moneys received by the Trustee from the Subordination Agent pursuant to the Intercreditor Agreement upon any sale made either under the power of sale given by this Agreement or otherwise for the enforcement of this Agreement shall be applied as provided in Section 4.02.

                  Section  6.03.  Judicial  Proceedings  Instituted  by Trustee;
Trustee May Bring Suit. If there shall be a failure to make payment of the principal of, premium, if any, or interest on any Equipment Note, or if there shall be any failure to pay Rent (as defined in the relevant Lease) under any Lease when due and payable, then the Trustee, in its own name and as trustee of an express trust, as holder of such Equipment Notes, to the extent permitted by and in accordance with the terms of the Intercreditor Agreement and the Financing Documents (subject to the rights of the applicable Owner Trustee or Owner Participant to cure any such failure in accordance with Section 8.03 of the applicable Indenture), shall be entitled and empowered to institute any suits, actions or proceedings at law, in equity or otherwise, for the collection of the sums so due and unpaid on such Equipment Notes or under such Lease and may prosecute any such claim or proceeding to judgment or final decree with respect to the whole amount of any such sums so due and unpaid.

                  Section  6.04.  Control  by  Certificateholders.   Subject  to
Section 6.03 and the Intercreditor  Agreement,  the  Certificateholders  holding
Certificates evidencing Fractional Undivided Interests aggregating not less than a majority  in  interest  in the Trust  shall have the right to direct the time, method and place of conducting any  proceeding  for any remedy  available to the
Trustee with respect to the Trust or pursuant to the terms of the  Intercreditor
Agreement,  or exercising any trust or power conferred on the Trustee under this
Agreement or the Intercreditor Agreement,  including any right of the Trustee as
Controlling  Party  under  the  Intercreditor  Agreement  or as  holder  of  the
Equipment Notes, provided that

                  (1) such Direction shall not be in conflict with any rule of law or with this Agreement and would not involve the Trustee in personal liability or expense,

                  (2) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Certificateholders not taking part in such Direction, and

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such Direction.

                  Section  6.05.  Waiver  of  Past  Defaults.   Subject  to  the
Intercreditor Agreement, the Certificateholders  holding Certificates evidencing
Fractional Undivided Interests  aggregating not less than a majority in interest in the Trust (i) may on behalf of all of the  Certificateholders  waive any past
Event of Default  hereunder and its  consequences  or (ii) if the Trustee is the
Controlling  Party,  may direct the  Trustee to  instruct  the  applicable  Loan
Trustee  to  waive,  any past  Indenture  Default  under any  Indenture  and its consequences,  and thereby annul any Direction given by such  Certificateholders or the Trustee to such Loan Trustee with respect thereto, except a default:

                  (1) in the deposit of any Scheduled Payment or Special Payment under Section 4.01 or in the distribution of any payment under Section
         4.02 on the Certificates, or

                  (2)      in the payment of the principal of (premium, if any) or interest on the
         Equipment Notes, or

                  (3) in respect of a covenant or  provision  hereof which under
         Article IX or X cannot be modified or amended without the consent of each Certificateholder holding an Outstanding Certificate affected thereby.

                  Upon any such waiver, such default shall cease to exist with respect to the Certificates and any Event of Default arising therefrom shall be deemed to have been cured for every purpose and any direction given by the Trustee on behalf of the Certificateholders to the relevant Loan Trustee shall be annulled with respect thereto; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Upon any such waiver, the Trustee shall vote the Equipment Notes issued under the relevant Indenture to waive the corresponding Indenture Default.

                  Section 6.06. Right of  Certificateholders to Receive Payments
Not to Be Impaired.  Anything in this Agreement to the contrary notwithstanding,
including,  without  limitation,   Section  6.07  hereof,  but  subject  to  the
Intercreditor   Agreement,   the  right  of  any  Certificateholder  to  receive
distributions  of  payments  required  pursuant  to Section  4.02  hereof on the
Certificates  when due, or to  institute  suit for the  enforcement  of any such payment  on or  after  the  applicable  Regular  Distribution  Date  or  Special
Distribution Date, shall not be impaired or affected without the consent of such
Certificateholder.

                  Section  6.07.  Certificateholders  May Not Bring Suit  Except
Under Certain Conditions. A Certificateholder shall not have the right to institute any suit, action or proceeding at law or in equity or otherwise with respect to this Agreement, for the appointment of a receiver or for the enforcement of any other remedy under this Agreement, unless:

                  (1) such Certificateholder previously shall have given written notice to the Trustee of a continuing Event of Default;

                  (2)   Certificateholders   holding   Certificates   evidencing
         Fractional  Undivided  Interests  aggregating  not less than 25% of the
         Trust shall have  requested  the Trustee in writing to  institute  such action,  suit or  proceeding  and shall  have  offered  to the  Trustee indemnity as provided in Section 7.03(e);

                  (3) the Trustee shall have refused or neglected to institute such an action, suit or proceeding for 60 days after receipt of such notice, request and offer of indemnity; and

                  (4) no direction  inconsistent with such written request shall
         have  been  given  to  the  Trustee   during  such  60-day   period  by
         Certificateholders holding Certificates evidencing Fractional Undivided
         Interests  aggregating  not less than a  majority  in  interest  in the
         Trust.

                  It is understood and intended that no one or more of the Certificateholders shall have any right in any manner whatsoever hereunder or under the Certificates to (i) surrender, impair, waive, affect, disturb or prejudice any property in the Trust Property or the lien of any Indenture on any property subject thereto, or the rights of the Certificateholders or the holders of the Equipment Notes, (ii) obtain or seek to obtain priority over or preference with respect to any other such Certificateholder or (iii) enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all the Certificateholders subject to the provisions of this Agreement.

                  Section  6.08.   Remedies   Cumulative.   Every  remedy  given
hereunder  to the  Trustee  or to any of  the  Certificateholders  shall  not be exclusive  of any other  remedy or  remedies,  and every  such  remedy  shall be cumulative  and in addition  to every other  remedy  given  hereunder  or now or hereafter given by statute, law, equity or otherwise.

                  Section 6.09. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit, and may assess costs against any such party litigant, in the manner and to the extent provided in the Trust Indenture Act; provided that neither this Section nor the Trust Indenture Act shall be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Guarantor.


                                   ARTICLE VII

                                   THE TRUSTEE

                  Section 7.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Trustee.

                  (b)  In  case  an  Event  of  Default  has   occurred  and  is
continuing,  the Trustee shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the  same  degree  of care  and  skill  in their exercise,  as a prudent man would exercise or use under the circumstances in the conduct of its own affairs.

                  (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                  (1)      this Subsection shall not be construed to limit the effect of Subsection (a)
         of this Section; and

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (d) Whether or not herein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  Section 7.02. Notice of Defaults. As promptly as practicable after, and in any event within 90 days after, the occurrence of any default (as such term is defined below) hereunder known to the Trustee, the Trustee shall transmit by mail to the Company, the Owner Trustees, the Owner Participants, the Loan Trustees and the Certificateholders in accordance with Section 313(c) of the Trust Indenture Act, notice of such default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal, premium, if any, or interest on any Equipment Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Certificateholders. For the purpose of this Section, the term
"default" means any event that is, or after notice or lapse of time or both would become, an Event of Default.

                  Section 7.03.  Certain Rights of Trustee.  Subject to the provisions of Section 315 of the Trust Indenture Act:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b)      any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Request;

                  (c) whenever in the administration of this Agreement or the Intercreditor Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate of the Company, any Owner Trustee or any Loan Trustee;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement or the Intercreditor Agreement at the request or direction of any of the Certificateholders pursuant to this Agreement or the Intercreditor
         Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document;

                  (g) the Trustee may execute any of the trusts or powers under this Agreement or the Intercreditor Agreement or perform any duties under this Agreement or the Intercreditor Agreement either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it under this Agreement or the Intercreditor Agreement;

                  (h) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders holding Certificates evidencing
         Fractional Undivided Interests aggregating not less than a majority in interest in the Trust relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement or the Intercreditor Agreement; and

                  (i) the Trustee shall not be required to expend or risk its own funds in the performance of any of its duties under this Agreement, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

                  Section  7.04.  Not  Responsible  for  Recitals or Issuance of
Certificates. The recitals contained herein and in the Certificates, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness.
Subject to Section 7.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement, any Financing Agreement, any Equipment Notes, the Certificates or any other Financing Document, except that the Trustee hereby represents and warrants that this Agreement has been, and the Intercreditor
Agreement, each Financing Agreement and each Certificate will be, executed, authenticated and delivered by one of its officers who is duly authorized to execute, authenticate and deliver such document on its behalf.

                  Section 7.05. May Hold Certificates.  The Trustee,  any Paying
Agent, Registrar or any of their Affiliates or any other agent in their respective individual or any other capacity may become the owner or pledgee of Certificates and, subject to Sections 310(b) and 311 of the Trust Indenture Act, if applicable, may otherwise deal with the Company, the Guarantor, the Owner
Trustees or the Loan Trustees with the same rights it would have if it were not Trustee, Paying Agent, Registrar or such other agent.

                  Section 7.06. Money Held in Trust. Money held by the Trustee or the Paying Agent in trust hereunder need not be segregated from other funds except to the extent required herein or by law and neither the Trustee nor the Paying Agent shall have any liability for interest upon any such moneys except as provided for herein.

                  Section 7.07.  Compensation and Reimbursement.  The Company agrees:

                  (1) to pay, or cause to be paid, to the Trustee from time to time compensation (as set out in a separate fee agreement between the Trustee and the Company) for all services rendered by it hereunder
         (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2)  except  as  otherwise   expressly   provided  herein,  to
         reimburse, or cause to be reimbursed,  the Trustee upon its request for all  reasonable  out-of-pocket  expenses,  disbursements  and  advances incurred or made by the Trustee in  accordance  with any  provision  of this Agreement or the Intercreditor Agreement (including the reasonable compensation  and the  expenses  and  disbursements  of its  agents and counsel),  except any such expense,  disbursement  or advance as may be attributable to its negligence,  willful  misconduct or bad faith or as may be incurred due to the Trustee's breach of its  representations and warranties set forth in Section 7.15;

                  (3) to indemnify, or cause to be indemnified, the Trustee for, and to hold it harmless against,  any loss, liability or expense (other than for or with  respect  to any  tax)  incurred  without  negligence, willful  misconduct  or bad faith,  on its part,  arising  out of or in connection  with  the  acceptance  or  administration  of  this  Trust, including the costs and expenses of defending  itself against any claim or liability in connection  with the exercise or  performance of any of its powers or duties hereunder,  except for any such loss, liability or
         expense   incurred   by   reason  of  the   Trustee's   breach  of  its
         representations  and  warranties set forth in Section 7.15. The Trustee shall  notify the Company and the  Guarantor  promptly of any claim for which it may seek  indemnity.  The Company  and/or the Guarantor  shall defend the claim and the Trustee  shall  cooperate in the defense.  The
         Trustee may have  separate  counsel with the consent of the Company and the Guarantor and the Company and the Guarantor will pay the reasonable fees  and  expenses  of  such  counsel.  Neither  the  Company  nor the
         Guarantor need pay for any settlement made without its consent; and

                  (4) to  indemnify,  or cause to be  indemnified,  the Trustee, solely  in its  individual  capacity,  for,  and to  hold  it  harmless against,  any tax  (except  to the extent  the  Trustee  is  reimbursed
         therefor   pursuant   to  the   next   paragraph,   provided   that  no
         indemnification shall be available with respect to any tax attributable to the Trustee's  compensation  for serving as such)  incurred  without negligence,  willful  misconduct or bad faith, on its part, arising out of or in  connection  with the  acceptance  or  administration  of this
         Trust,  including  any costs and expenses  incurred in  contesting  the imposition of any such tax. The Trustee,  in its  individual  capacity, shall  notify the Company and the  Guarantor  promptly of any claim for any tax for which it may seek  indemnity.  The Trustee shall permit the
         Company and the Guarantor to contest the imposition of such tax and the
         Trustee,  in its individual  capacity,  shall cooperate in the defense.
         The Trustee, in its individual capacity, may have separate counsel with the consent of the Company  and the  Guarantor  and the Company and the
         Guarantor  will pay the  reasonable  fees and expenses of such counsel.
         Neither the Company nor the  Guarantor  need pay for any taxes paid, in settlement or otherwise, without its consent.

                  The Trustee shall be entitled to reimbursement from, and shall have a lien prior to the Certificates upon, the Trust Property for any tax incurred without negligence, bad faith or willful misconduct, on its part, arising out of or in connection with the acceptance or administration of such Trust (other than any tax attributable to the Trustee's compensation for serving as such), including any costs and expenses incurred in contesting the imposition of any such tax. If the Trustee reimburses itself from the Trust Property of such Trust for any such tax, it will mail a brief report within 30 days setting forth the circumstances thereof to all Certificateholders as their names and addresses appear in the Register.

                  Section 7.08. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be eligible to act as a trustee under Section 310(a) of the Trust Indenture Act and shall have a combined capital and surplus of at least $75,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully and unconditionally guaranteed by a corporation organized and doing business under the laws of the United States, any state or territory thereof or of the District of Columbia and having a combined capital and surplus of at least $75,000,000). If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of federal, state, territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 7.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of conditions so published.

                  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08 to act as Trustee, the Trustee shall resign immediately as Trustee in the manner and with the effect specified in Section 7.09.

                  Section  7.09.   Resignation   and  Removal;   Appointment  of
Successor.  (a) No resignation or removal of the Trustee and no appointment of a successor  Trustee  pursuant to this Article  shall become  effective  until the acceptance of appointment by the successor Trustee under Section 7.10.

                  (b) The Trustee may resign at any time as trustee by giving prior written notice thereof to the Company, the Authorized Agents, the Owner
Trustees and the Loan  Trustees.  If an  instrument of acceptance by a successor
Trustee shall not have been delivered to the Company, the Authorized Agents, the Owner Trustees, the Loan Trustees and the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c)  The  Trustee  may be  removed  at any  time by Act of the
Certificateholders   holding   Certificates   evidencing   Fractional  Undivided
Interests  aggregating  not  less  than a  majority  in  interest  in the  Trust delivered to the Trustee, the Company, the Owner Trustees and the Loan Trustees.

                  (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 310 of the Trust Indenture Act, if applicable, after written request therefor by the Company or by any Certificateholder who has been a bona fide
         Certificateholder for at least six months; or

                  (2) the Trustee shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Certificateholder; or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any case, (i) the Company may remove the Trustee or (ii) any Certificateholder who has been a bona fide Certificateholder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If a Responsible Officer of the Trustee shall obtain actual knowledge of an Avoidable Tax which has been or is likely to be asserted, the Trustee shall promptly notify the Company and shall, within 30 days of such notification, resign hereunder unless within such 30-day period the Trustee shall have received notice that the Company has agreed to pay such tax. The
Company shall promptly appoint a successor Trustee in a jurisdiction where there are no Avoidable Taxes.

                  (f)  If  the  Trustee  shall  resign,  be  removed  or  become incapable of acting as trustee or if a vacancy  shall occur in the office of the
Trustee for any cause, the Company shall promptly  appoint a successor  Trustee.
If, within 90 days after such  resignation,  removal or  incapability,  or other occurrence of such vacancy, a successor Trustee shall be appointed by Act of the
Certificateholders   holding   Certificates   evidencing   Fractional  Undivided
Interests  aggregating  not  less  than a  majority  in  interest  in the  Trust delivered to the Company, the Owner Trustees, the Loan Trustees and the retiring
Trustee, and the Company approves such appointment,  which approval shall not be unreasonably withheld,  then the successor Trustee so appointed shall, forthwith upon its  acceptance  of such  appointment,  become the  successor  Trustee  and supersede the successor  Trustee  appointed as provided  above.  If no successor
Trustee shall have been so appointed as provided above and accepted  appointment in the manner hereinafter  provided,  any  Certificateholder who has been a bona fide Certificateholder for at least six months may, on behalf of himself and all others similarly situated,  petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  (g) The successor Trustee shall give notice of the resignation and removal of the Trustee and appointment of the successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Certificateholders as their names and addresses appear in the Register. Each notice shall include the name of such successor Trustee and the address of its Corporate Trust Office.

                  Section 7.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute and deliver to the Company, the Authorized Agents, the Owner Trustees and the Loan Trustees and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee;
but, on request of the Company or the successor Trustee, such retiring Trustee shall execute and deliver an instrument transferring to such successor Trustee all such rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all Trust Property held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07. Upon request of any such successor Trustee, the Company, the retiring Trustee and such successor Trustee shall execute and deliver any and all instruments containing such provisions as shall be necessary or desirable to transfer and confirm to, and for more fully and certainly vesting in, such successor Trustee all such rights, powers and trusts.

                  No institution shall accept its appointment as a Trustee hereunder unless at the time of such acceptance such institution shall be qualified and eligible under this Article VII.

                  Section 7.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been executed or authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such execution or authentication and deliver the Certificates so executed or authenticated with the same effect as if such successor Trustee had itself executed or authenticated such Certificates.

                  Section 7.12. Maintenance of Agencies. (a) There shall at all times be maintained an office or agency where Certificates may be presented or surrendered for registration of transfer or for exchange, and for payment thereof and where notices and demands to or upon the Trustee in respect of such Certificates may be served. Presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee.

                  (b) There shall at all times be a Registrar and a Paying Agent hereunder with respect to the Certificates. Each such Authorized Agent shall be a bank or trust company, shall be a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $75,000,000, or a corporation having a combined capital and surplus in excess of $5,000,000, the obligations of which are guaranteed by a corporation organized and doing business under the laws of the United States or any state, with a combined capital and surplus of at least $75,000,000, and shall be authorized under such laws to exercise corporate trust powers, subject to supervision by federal or state authorities. The Trustee shall initially be the Paying Agent and, as provided in Section 3.04, Registrar hereunder with respect to the Certificates. Each Registrar shall furnish to the Trustee, at stated intervals of not more than six months, and at such other times as the Trustee may request in writing, a copy of the Register maintained by such Registrar.

                  (c) Any corporation into which any Authorized Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authorized
Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authorized Agent, shall be the successor of such Authorized
Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authorized Agent or such successor corporation.

                  (d) Any Authorized Agent may at any time resign by giving written notice of resignation to the Trustee, the Company, the Owner Trustees and the Loan Trustees. The Company may, and at the request of the Trustee shall, at any time terminate the agency of any Authorized Agent by giving written notice of termination to such Authorized Agent and to the Trustee. Upon the resignation or termination of an Authorized Agent or in case at any time any such Authorized Agent shall cease to be eligible under this Section (when, in either case, no other Authorized Agent performing the functions of such Authorized Agent shall have been appointed), the Company shall promptly appoint one or more qualified successor Authorized Agents, reasonably satisfactory to the Trustee, to perform the functions of the Authorized Agent which has resigned or whose agency has been terminated or who shall have ceased to be eligible under this Section. The Company shall give written notice of any such appointment made by it to the Trustee, the Owner Trustees and the Loan Trustees;
and in each case the Trustee shall mail notice of such appointment to all Certificateholders as their names and addresses appear on the Register.

                  (e) The Company agrees to pay, or cause to be paid, from time to time to each Authorized Agent reasonable compensation for its services and to reimburse it for its reasonable expenses.

                  Section  7.13.  Money for  Certificate  Payments to Be Held in
Trust. All moneys deposited with any Paying Agent for the purpose of any payment on Certificates shall be deposited and held in trust for the benefit of the Certificateholders entitled to such payment, subject to the provisions of this Section. Moneys so deposited and held in trust shall constitute a separate trust fund for the benefit of the Certificateholders with respect to which such money was deposited.

                  The Trustee may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying
Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Section  7.14.  Registration  of  Equipment  Notes  in Name of
Subordination Agent. The Trustee agrees that all Equipment Notes to be purchased by the Trust shall be issued in the name of the Subordination Agent or its nominee and held by the Subordination Agent in trust for the benefit of the Certificateholders, or, if not so held, the Subordination Agent or its nominee shall be reflected as the owner of such Equipment Notes in the register of the issuer of such Equipment Notes.

                  Section 7.15.  Representations and Warranties of Trustee.  The Trustee hereby represents and warrants that:

                  (a) the Trustee is a national banking association organized and validly existing in good standing under the laws of the United
         States of America;

                  (b) the Trustee has full power,  authority  and legal right to
         execute,   deliver,  and  perform  this  Agreement,  the  Intercreditor
         Agreement  and the  Financing  Agreements  and has taken all  necessary action to authorize the execution,  delivery,  and performance by it of
         this  Agreement,   the   Intercreditor   Agreement  and  the  Financing
         Agreements;

                  (c) the execution,  delivery and performance by the Trustee of
         this  Agreement,   the   Intercreditor   Agreement  and  the  Financing
         Agreements  (i) will not violate any provision of United States federal law or the law of the state of the  United  States  where it is located governing  the  banking  and trust  powers of the Trustee or any order, writ,  judgment,  or decree of any court,  arbitrator  or  governmental authority applicable to the Trustee or any of its assets, (ii) will not violate any provision of the articles of  association or by-laws of the
         Trustee,  or (iii) will not violate any  provision  of, or  constitute, with or without notice or lapse of time, a default under,  or result in the creation or  imposition of any lien on any  properties  included in the  Trust  Property  pursuant  to  the  provisions  of  any  mortgage, indenture,  contract,  agreement or other  undertaking to which it is a party, which violation, default or lien could reasonably be expected to have an  adverse  effect on the  Trustee's  performance  or  ability to perform  its duties  hereunder  or  thereunder  or on the  transactions contemplated herein or therein;

                  (d) the execution,  delivery and performance by the Trustee of
         this  Agreement,   the   Intercreditor   Agreement  and  the  Financing
         Agreements will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the  United  States or the State of the  United  States  where it is located  regulating the banking and corporate  trust  activities of the
         Trustee; and

                  (e) this Agreement, the Intercreditor Agreement and the Financing Agreements have been duly executed and delivered by the Trustee and constitute the legal, valid, and binding agreements of the Trustee, enforceable against it in accordance with their respective terms, provided that enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and (ii) general principles of equity.

                  Section 7.16. Withholding Taxes;  Information  Reporting.  (a)
The Trustee, as trustee of the grantor trust created by this Agreement, shall exclude and withhold from each distribution of principal, premium, if any, and interest and other amounts due under this Agreement or under the Certificates any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld with respect to any amounts payable in respect of the Certificates, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the Certificateholders, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each such Certificateholder appropriate documentation showing the payment thereof, together with such additional documentary evidence as such Certificateholders may reasonably request from time to time. The Trustee agrees to file any other information reports as it may be required to file under United States law.

                  (b) The Trustee may satisfy  certain of its  obligations  with respect to this Agreement by retaining, at the expense of the Company, a firm of
independent   public  accountants  (the   "Accountants")   which  shall  (i)  be
responsible for all tax filing  requirements and (ii) perform the obligations of the Trustee in respect of tax filing  requirements.  The Trustee shall be deemed to have  discharged  its tax filing  obligations  under this  Agreement upon its retention of the  Accountants,  and, if the Trustee  shall have  selected in the
Accountants  in good faith and without gross  negligence,  the Trustee shall not have any liability with respect to the default or misconduct of the Accountants.

                  (c) The Trustee, at the request of the Company, will make such United States federal income tax elections as may be necessary to prevent the Trust from being classified for federal income tax purposes as an association taxable as a corporation.

                  Section 7.17. Trustee's Liens. The Trustee in its individual capacity agrees that it will at its own cost and expense promptly take any action as may be necessary to duly discharge and satisfy in full any mortgage, pledge, lien, charge, encumbrance, security interest or claim ("Trustee's
Liens") on or with respect to the Trust Property which is attributable to the Trustee either (i) in its individual capacity and which is unrelated to the transactions contemplated by this Agreement, the Intercreditor Agreement, the Financing Agreements or the Financing Documents, or (ii) as Trustee hereunder or in its individual capacity and which arises out of acts or omissions which are not contemplated by this Agreement.

                  Section 7.18. Preferential Collection of Claims. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. If the Trustee shall resign or be removed as Trustee, it shall be subject to
Section 311(a) of the Trust Indenture Act to the extent provided therein.


                                  ARTICLE VIII

                CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE

                  Section  8.01.  The Company to Furnish  Trustee with Names and
Addresses  of  Certificateholders.  The  Company  will  furnish  or  cause to be furnished to the Trustee within 15 days after each Record Date with respect to a
Scheduled Payment, and at such other times as the Trustee may request in writing within 30 days after receipt by the Company of any such request, a list, in such form as the Trustee may reasonably require, of all information in the possession
or   control   of  the   Company   as  to  the  names  and   addresses   of  the
Certificateholders, in each case as of a date not more than 15 days prior to the time such list is furnished;  provided,  however, that so long as the Trustee is the sole  Registrar,  no such  list need be  furnished;  and  provided  further, however,  that  no such  list  need  be  furnished  for so long as a copy of the
Register is being furnished to the Trustee pursuant to Section 7.12.

                  Section 8.02.  Preservation of Information;  Communications to
Certificateholders.  The  Trustee  shall  preserve,  in as  current a form as is reasonably practicable,  the names and addresses of Certificateholders contained in the most recent list  furnished to the Trustee as provided in Section 7.12 or
Section   8.01,   as  the  case  may  be,  and  the  names  and   addresses   of
Certificateholders  received by the Trustee in its capacity as Registrar,  if so acting.  The Trustee may destroy any list furnished to it as provided in Section
7.12 or  Section  8.01,  as the  case  may be,  upon  receipt  of a new  list so furnished.

                  Section 8.03. Reports by Trustee. Within 60 days after May 15 of each year commencing with the first full year following the issuance of the Certificates, the Trustee shall transmit to the Certificateholders, as provided in Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15, if required by Section 313(a) of the Trust Indenture Act.

                  Section 8.04.  Reports by the Guarantor and the Company.  The Guarantor and the
Company shall:

                  (a) file with the Trustee,  within 30 days after the Guarantor or the Company is required to file the same with the SEC, copies of the annual reports and of the information,  documents and other reports (or copies of such  portions  of any of the  foregoing  as the SEC may from time to time by rules and regulations prescribe) which the Guarantor or the Company is required to file with the SEC  pursuant to section 13 or section 15(d) of the Securities  Exchange Act of 1934, as amended;  or, if the  Guarantor or the Company is not  required to file  information, documents or reports pursuant to either of such sections,  then to file with the Trustee and the SEC, in accordance  with rules and regulations
         prescribed  by  the  SEC,  such  of  the   supplementary  and  periodic
         information,  documents and reports  which may be required  pursuant to section 13 of the  Securities  Exchange  Act of 1934,  as  amended,  in respect of a security  listed and  registered on a national  securities exchange as may be prescribed in such rules and regulations;

                  (b) file with the Trustee and the SEC, in accordance  with the
         rules  and   regulations   prescribed  by  the  SEC,  such   additional
         information,  documents  and reports with respect to  compliance by the
         Guarantor  and the Company  with the  conditions  and  covenants of the
         Guarantor  and the Company  provided for in this  Agreement,  as may be required  by such  rules  and  regulations,  including,  in the case of annual reports, if required by such rules and regulations, certificates or opinions of independent public accountants;

                  (c) transmit to all Certificateholders, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act such summaries of any information, documents and reports required to be filed by the Guarantor and the Company pursuant to subsections (a) and
         (b) of this Section 8.04 as may be required by rules and regulations prescribed by the SEC;

                  (d) furnish to the Trustee, not less often than annually, a brief certificate from the principal executive officer, principal financial officer or principal accounting officer as to his or her knowledge of the Guarantor's and the Company's compliance with all conditions and covenants under this Agreement (it being understood that for purposes of this paragraph (d), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Agreement); and

                  (e) make available to any Certificateholder, upon request, the annual audited and quarterly unaudited financial statements of the Guarantor which are provided to the Trustee.


                                   ARTICLE IX

                             SUPPLEMENTAL AGREEMENTS

                  Section  9.01.  Supplemental  Agreements  Without  Consent  of
Certificateholders. Without the consent of the Certificateholders, the Guarantor and the Company may and the Trustee (subject to Section 9.03) shall, at any time and from time to time, enter into one or more agreements supplemental hereto or, if applicable, to the Intercreditor Agreement or the Liquidity Facility in form and substance satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company or the Guarantor and the assumption by any such successor of the covenants of the Company or the Guarantor herein contained; or

                  (2) to add to the covenants of the Company or the Guarantor for the benefit of the Certificateholders, or to surrender any right or power in this Agreement conferred upon the Company or the Guarantor; or

                  (3) to correct or supplement any provision in this Agreement, the Intercreditor Agreement or the Liquidity Facility which may be defective or inconsistent with any other provision herein or to make any other provisions with respect to matters or questions arising under this Agreement, the Intercreditor Agreement or the Liquidity Facility, provided that any such action shall not adversely affect the interests of the Certificateholders; or to cure any ambiguity or correct any mistake; or

                  (4) to modify, eliminate or add to the provisions of this Agreement to such extent as shall be necessary to continue the qualification of this Agreement (including any supplemental agreement) under the Trust Indenture Act or under any similar Federal statute hereafter enacted, and to add to this Agreement such other provisions as may be expressly permitted by the Trust Indenture Act, excluding, however, the provisions referred to in Section 316(a)(2) of the Trust
         Indenture Act as in effect at the date as of which this instrument was executed or any corresponding provision in any similar Federal statute hereafter enacted; or

                  (5) to evidence and provide for the acceptance of appointment under this Agreement by the Trustee of a successor Trustee and to add to or change any of the provisions of this Agreement as shall be necessary to provide for or facilitate the administration of the Trust, pursuant to the requirements of Section 7.10;


provided that no such action described in this Section 9.01 shall materially adversely affect the interests of the Certificateholders.

                  Section  9.02.   Supplemental   Agreements   with  Consent  of
Certificateholders.   With  the  consent  of  the   Certificateholders   holding
Certificates evidencing Fractional Undivided Interests aggregating not less than a majority in interest in the Trust, by Act of said Certificateholders delivered to the Guarantor, the Company and the Trustee, the Guarantor and the Company may
(with the consent of the Owner  Trustees,  if any,  which  consent  shall not be unreasonably  withheld),  and the Trustee (subject to Section 9.03) shall, enter into an agreement or  agreements  supplemental  hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement,  the Intercreditor  Agreement,  the Liquidity Facility or any
Financing  Agreement to the extent applicable to such  Certificateholders  or of modifying in any manner the rights and  obligations  of such  Certificateholders under this Agreement, the Intercreditor Agreement, the Liquidity Facility or any
Financing  Agreement;  provided,  however,  that no such supplemental  agreement shall,  without  the  consent  of  the  Certificateholder  of  each  Outstanding
Certificate affected thereby:

                  (1) reduce in any manner the amount of, or delay the timing of, any receipt by the Trustee of payments on the Equipment Notes held in the Trust or distributions that are required to be made herein on any Certificate, or change any date of payment of any Certificate, or change the place of payment where, or the coin or currency in which, any Certificate is payable, or impair the right to institute suit for the enforcement of any such payment or distribution on or after the Regular Distribution Date or Special Distribution Date applicable thereto; or

                  (2) permit the disposition of any Equipment Note included in the Trust Property except as permitted by this Agreement, or otherwise deprive such Certificateholder of the benefit of the ownership of the Equipment Notes in the Trust; or

                  (3)      alter the priority of distributions specified in the Intercreditor Agreement;
         or

                  (4) modify any of the  provisions  of this  Section or Section
         6.05, except to increase any such percentage or to provide that certain other provisions of this Agreement cannot be modified or waived without the consent of the Certificateholder of each Certificate affected thereby.

                  It shall not be necessary for any Act of Certificateholders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

                  Section 9.03. Documents Affecting Immunity or Indemnity. If in the opinion of the Trustee any document required to be executed by it pursuant to the terms of Section 9.01 or 9.02 affects any interest, right, duty, immunity or indemnity in favor of the Trustee under this Agreement, the Trustee may in its discretion decline to execute such document.

                  Section  9.04.  Execution  of  Supplemental   Agreements.   In
executing,  or accepting  the  additional  trusts  created by, any  supplemental agreement  permitted by this Article or the modifications  thereby of the trusts created by this Agreement,  the Trustee shall be entitled to receive,  and shall be fully  protected  in relying  upon,  an Opinion of Counsel  stating  that the execution  of such  supplemental  agreement is  authorized  or permitted by this
Agreement.

                  Section  9.05.  Effect of  Supplemental  Agreements.  Upon the
execution of any agreement  supplemental  to this Agreement  under this Article, this Agreement shall be modified in accordance therewith,  and such supplemental agreement  shall  form a part of this  Agreement  for all  purposes;  and  every
Certificateholder   theretofore  or  thereafter   authenticated   and  delivered
hereunder shall be bound thereby.

                  Section 9.06. Conformity with Trust Indenture Act. Every supplemental agreement executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

                  Section  9.07.   Reference  in  Certificates  to  Supplemental
Agreements. Certificates authenticated and delivered after the execution of any supplemental agreement pursuant to this Article may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental agreement; and, in such case, suitable notation may be made upon Outstanding
Certificates after proper presentation and demand.


                                    ARTICLE X

                AMENDMENTS TO INDENTURES AND FINANCING DOCUMENTS

                  Section 10.01.  Amendments  and  Supplements to Indentures and
Other  Financing  Documents.  In the event  that the  Trustee,  as holder of any
Equipment  Note  in  trust  for  the  benefit  of the  Certificateholders  or as
Controlling  Party,   receives  a  request  for  a  consent  to  any  amendment, modification,  waiver or  supplement  under  any  Indenture  or other  Financing
Document,  the Trustee shall forthwith send a notice of such proposed amendment, modification,  waiver or supplement to each Certificateholder  registered on the
Register as of the date of such  notice.  The  Trustee  shall  request  from the
Certificateholders  a Direction as to (a) whether or not to take or refrain from taking  any  action  which a holder  of such  Equipment  Note has the  option to direct, (b) whether or not to give or execute any waivers, consents, amendments, modifications  or  supplements as a holder of such Equipment Note and (c) how to vote any  Equipment  Note if a vote has been  called for with  respect  thereto.
Provided such a request for Certificateholder Direction shall have been made, in directing  any action or casting any vote or giving any consent as the holder of any  Equipment  Note,  the  Trustee  shall vote for or give  consent to any such action with respect to such Equipment Note in the same proportion as that of (i)
the aggregate face amounts of all Certificates actually voted in favor of or for giving  consent  to such  action by such Act of  Certificateholders  to (ii) the aggregate  face  amount of all  Outstanding  Certificates.  For  purposes of the immediately  preceding sentence,  a Certificate shall have been "actually voted"
if the Holder of such  Certificate  has  delivered to the Trustee an  instrument evidencing  such Holder's  consent to such Direction on or prior to the Business
Day  before the  Trustee  directs  such  action or casts such vote or gives such consent.  Notwithstanding  the  foregoing,  but subject to Section  6.04 and the
Intercreditor  Agreement,  the Trustee may, in its own discretion and at its own direction,  consent and notify the relevant  Loan Trustee of such consent to any amendment,  modification,  waiver or supplement under the relevant  Indenture or any other  Financing  Document,  if an Event of  Default  hereunder  shall  have occurred and be continuing,  or if such  amendment,  modification or waiver will not adversely affect the interests of the Certificateholders.


                                   ARTICLE XI

                              TERMINATION OF TRUST

                  Section 11.01. Termination of the Trust. The respective obligations and responsibilities of the Company, the Guarantor and the Trustee with respect to the Trust shall terminate upon the distribution to all Holders of Certificates and the Trustee of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property; provided, however, that in no event shall the Trust continue beyond one hundred ten (110) years following the date of the earliest execution of this Trust Agreement.

                  Notice of any termination, specifying the Regular Distribution
Date (or Special Distribution Date, as the case may be) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be mailed promptly, upon notice to the Trustee, by the Trustee to Certificateholders not earlier than the 60th day and not later than the 20th day next preceding such final distribution specifying (A) the Regular Distribution Date (or Special Distribution Date, as the case may be) upon which the proposed final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein specified, (B) the amount of any such proposed final payment, and (C) that the Record Date otherwise applicable to such Regular
Distribution Date (or Special Distribution Date, as the case may be) is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The
Trustee shall give such notice to the Registrar at the time such notice is given to Certificateholders. Upon presentation and surrender of the Certificates in accordance with such notice, the Trustee shall cause to be distributed to Certificateholders such final distribution pursuant to Section 4.02.

                  In the  event  that all of the  Certificateholders  shall  not surrender their  Certificates for cancellation  within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second
written  notice  to  the  remaining   Certificateholders   to  surrender   their
Certificates for cancellation  and receive the final  distribution  with respect thereto.  No  additional  interest  shall accrue on the  Certificates  after the
Regular  Distribution  Date (or Special  Distribution  Date, as the case may be)
specified in the first written  notice.  In the event that any money held by the
Trustee  for the  payment of  distributions  on the  Certificates  shall  remain unclaimed  for two years (or such lesser time as the Trustee shall be satisfied, after sixty days'  notice  from the  Company,  is one month prior to the escheat period  provided under  applicable law) after the final  distribution  date with respect  thereto,  the Trustee  shall pay to each Loan  Trustee the  appropriate amount of money  relating  to such Loan  Trustee and shall give  written  notice thereof to the related Owner Trustees, the Owner Participants and the Company.


                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                  Section 12.01. Limitation on Rights of Certificateholders. The
death or incapacity of any Certificateholder shall not operate to terminate this
Agreement   or  the  Trust,   nor   entitle   such   Certificateholder's   legal
representatives  or  heirs  to claim an  accounting  or to take  any  action  or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise  affect the rights,  obligations,  and  liabilities of the parties hereto or any of them.

                  Section  12.02.  Certificates  Nonassessable  and Fully  Paid.
Except   as  set   forth  in  the  last   sentence   of  this   Section   12.02,
Certificateholders  shall not be personally liable for obligations of the Trust, the Fractional  Undivided  Interests  represented by the  Certificates  shall be nonassessable  for any  losses  or  expenses  of the  Trust  or for  any  reason whatsoever,  and  Certificates,  upon  authentication  thereof  by  the  Trustee
pursuant  to  Section   3.03,   are  and  shall  be  deemed   fully   paid.   No
Certificateholder  shall have any right (except as expressly provided herein) to vote or in any manner  otherwise  control the  operation  and  management of the
Trust Property,  the Trust, or the obligations of the parties hereto,  nor shall anything set forth  herein,  or contained in the terms of the  Certificates,  be construed  so as to  constitute  the  Certificateholders  from  time  to time as partners or members of an  association.  Neither the  existence of the Trust nor
any  provision   herein  is  intended  to  or  shall  limit  the  liability  the
Certificateholders  would otherwise incur if the Certificateholders  owned Trust
Property as co-owners, or incurred any obligations of the Trust, directly rather than through the Trust.

                  Section 12.03. Notices. (a) Unless otherwise specifically provided herein, all notices required under the terms and provisions of this Agreement shall be in English and in writing, and any such notice may be given by United States mail, courier service or telecopy, and any such notice shall be effective when delivered or received or, if mailed, three days after deposit in the United States mail with proper postage for ordinary mail prepaid, if to the Company or the Guarantor, to:

                           Atlantic Coast Airlines
                           515A Shaw Road
                           Dulles, Virginia  20166
                           Attention:  Chief Financial Officer
                           Facsimile:  (703) 925-6294

                  if to the Trustee, to:

                           The First National Bank of Maryland
                           25 South Charles Street
                           Mail Code 101-591
                           Baltimore, Maryland  21201
                           Attention:  Corporate Trust Department
                           Facsimile:  (410) 244-4626
                           Telephone:  (410) 244-4236

                  (b) The Company, the Guarantor or the Trustee, by notice to the other, may designate additional or different addresses for subsequent notices or communications.

                  (c) Any notice or communication to Certificateholders shall be mailed by first-class mail to the addresses for Certificateholders shown on the Register kept by the Registrar. Failure so to mail a notice or communication or any defect in such notice or communication shall not affect its sufficiency with respect to other Certificateholders.

                  (d) If a notice or communication is mailed in the manner provided above within the time prescribed, it is conclusively presumed to have been duly given, whether or not the addressee receives it.

                  (e) If the Company mails a notice or communication to the Certificateholders, it shall mail a copy to the Trustee and to the Paying Agent at the same time.

                  (f) Notwithstanding the foregoing, all communications or notices to the Trustee shall be deemed to be given only when received by a Responsible Officer of the Trustee.

                  (g) The Trustee shall promptly furnish the Company with a copy of any demand, notice or written communication received by the Trustee hereunder from any Certificateholder, Owner Trustee or Loan Trustee.

                  Section   12.04.   Governing  Law.  THIS  AGREEMENT  HAS  BEEN
DELIVERED IN THE STATE OF NEW YORK AND THIS AGREEMENT AND THE CERTIFICATES SHALL
BE GOVERNED BY AND  CONSTRUED  IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW
YORK WITHOUT REGARD TO CONFLICTS-OF-LAW PRINCIPLES.

                  Section 12.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or the Trust, or of the Certificates or the rights of the Certificateholders thereof.

                  Section 12.06.  Effect of Headings and Table of Contents.  The Article and
Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  Section  12.07.   Successors   and  Assigns.   All  covenants,
agreements, representations and warranties in this Agreement by the Trustee, the
Guarantor and the Company shall bind and, to the extent permitted hereby,  shall inure to the benefit of and be  enforceable by their  respective  successors and assigns, whether so expressed or not.

                  Section  12.08.   Benefits  of  Agreement.   Nothing  in  this
Agreement or in the Certificates,  express or implied, shall give to any Person,
other  than  the  parties  hereto  and  their  successors  hereunder,   and  the
Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

                  Section 12.09.  Legal Holidays.  In any case where any Regular
Distribution Date or Special Distribution Date relating to any Certificate shall not be a Business Day, then (notwithstanding any other provision of this Agreement) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date, and no interest shall accrue during the intervening period.

                  Section 12.10.  Counterparts.  For the purpose of facilitating the execution of this  Agreement and for other  purposes,  this Agreement may be
executed   simultaneously   in  any  number  of  counterparts,   each  of  which
counterparts  shall be deemed to be an original,  and all of which  counterparts shall constitute but one and the same instrument.

                  Section 12.11.  Communication by Certificateholders with Other
Certificateholders.    Certificateholders    may    communicate    with    other
Certificateholders  with  respect to their  rights  under this  Agreement or the
Certificates pursuant to Section 312(b) of the Trust Indenture Act. The Company,
the  Guarantor,  the Trustee and any and all other  persons  benefitted  by this
Agreement  shall have the  protection  afforded  by Section  312(c) of the Trust
Indenture Act.




                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first written above.


                                                              ATLANTIC COAST AIRLINES


                                                              By
                                                                  Name:
                                                                       Title:



                                                              ATLANTIC COAST AIRLINES, INC.


                                                              By
                                                                  Name:
                                                                       Title:



                                                              THE FIRST NATIONAL BANK OF MARYLAND, as
                                                              Trustee


                                                              By
                                                                  Name:  Robert D. Brown
                                                                  Title:  Assistant Vice President





                                       A-1










179212.3/NYL2
179212.3/NYL2




179212.3/NYL2
                                                                                                          EXHIBIT A




                                       A-7










179212.3/NYL2


                               FORM OF CERTIFICATE



REGISTERED

No. ______________


         [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT
         OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND,  ACCORDINGLY,  MAY NOT
         BE OFFERED OR SOLD  WITHIN THE UNITED  STATES OR TO, OR FOR THE ACCOUNT
         OR  BENEFIT  OF,  ANY  PERSONS  EXCEPT  AS SET  FORTH IN THE  FOLLOWING
         SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A)
         IT IS A "QUALIFIED  INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER
         THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL  "ACCREDITED  INVESTOR"
         (AS DEFINED IN RULE  501(a)(1),  (2), (3) OR (7) OF  REGULATION D UNDER
         THE SECURITIES ACT) (AN "INSTITUTIONAL  ACCREDITED INVESTOR") OR (C) IT
         IS NOT A U.S.  PERSON AND IS ACQUIRING THIS  CERTIFICATE IN AN OFFSHORE
         TRANSACTION IN COMPLIANCE  WITH  REGULATION S UNDER THE SECURITIES ACT;
         (2) AGREES  THAT IT WILL NOT  WITHIN  TWO YEARS  AFTER THE LATER OF THE
         ORIGINAL  ISSUANCE OF THIS  CERTIFICATE  OR THE LAST DATE ON WHICH THIS
         CERTIFICATE  WAS  HELD  BY  ATLANTIC  COAST  AIRLINES  ("ACA")  OR  ANY
         AFFILIATE OF ACA, RESELL OR OTHERWISE  TRANSFER THIS CERTIFICATE EXCEPT
         (A) TO ACA OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A
         QUALIFIED  INSTITUTIONAL  BUYER IN COMPLIANCE  WITH RULE 144A UNDER THE
         SECURITIES  ACT,  (C)  INSIDE  THE  UNITED  STATES TO AN  INSTITUTIONAL
         ACCREDITED  INVESTOR  ACQUIRING  $100,000 OR MORE  AGGREGATE  PRINCIPAL
         AMOUNT OF SUCH CERTIFICATE  THAT, PRIOR TO SUCH TRANSFER,  FURNISHES TO
         THE TRUSTEE A SIGNED  LETTER  CONTAINING  CERTAIN  REPRESENTATIONS  AND
         AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE
         (THE  FORM OF WHICH  LETTER  CAN BE  OBTAINED  FROM THE  TRUSTEE),  (D)
         OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH
         RULE 904 UNDER THE  SECURITIES  ACT, (E) PURSUANT TO THE EXEMPTION FROM
         REGISTRATION  PROVIDED  BY  RULE  144  UNDER  THE  SECURITIES  ACT  (IF
         AVAILABLE) OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER
         THE SECURITIES  ACT; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON
         TO WHOM THIS  CERTIFICATE IS TRANSFERRED A NOTICE  SUBSTANTIALLY TO THE
         EFFECT  OF  THIS  LEGEND.  IN  CONNECTION  WITH  ANY  TRANSFER  OF THIS
         CERTIFICATE  WITHIN TWO YEARS AFTER THE LATER OF THE ORIGINAL  ISSUANCE
         OF THIS CERTIFICATE OR THE LAST DATE ON WHICH THIS CERTIFICATE WAS HELD
         BY ACA OR ANY  AFFILIATE OF ACA, THE HOLDER MUST CHECK THE  APPROPRIATE
         BOX SET FORTH ON THE  REVERSE  HEREOF  RELATING  TO THE  MANNER OF SUCH
         TRANSFER AND SUBMIT THIS  CERTIFICATE  TO THE TRUSTEE.  IF THE PROPOSED
         TRANSFEREE IS AN INSTITUTIONAL  ACCREDITED  INVESTOR,  THE HOLDER MUST,
         PRIOR  TO  SUCH   TRANSFER,   FURNISH  TO  THE  TRUSTEE  AND  ACA  SUCH
         CERTIFICATIONS,  LEGAL OPINIONS OR OTHER  INFORMATION AS EITHER OF THEM
         MAY  REASONABLY  REQUIRE TO CONFIRM  THAT SUCH  TRANSFER  IS BEING MADE
         PURSUANT TO AN EXEMPTION  FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE
         REGISTRATION  REQUIREMENTS OF THE SECURITIES  ACT. AS USED HEREIN,  THE
         TERMS "OFFSHORE  TRANSACTION",  "UNITED STATES" AND "U.S.  PERSON" HAVE
         THE MEANINGS  GIVEN TO THEM BY REGULATION S UNDER THE  SECURITIES  ACT.
         THE PASS THROUGH  TRUST  AGREEMENT  CONTAINS A PROVISION  REQUIRING THE
         TRUSTEE TO REFUSE TO  REGISTER  ANY  TRANSFER  OF THIS  CERTIFICATE  IN
         VIOLATION OF THE FOREGOING RESTRICTIONS.]*

         [UNLESS THIS  CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE
         OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE
         TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT,
         AND  ANY  CERTIFICATE  ISSUED  IN  EXCHANGE  FOR  THIS  CERTIFICATE  IS
         REGISTERED  IN THE  NAME OF  CEDE & CO.  OR IN  SUCH  OTHER  NAME AS IS
         REQUESTED  BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC (AND  ANY  PAYMENT
         HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY
         AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE
         HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL  INASMUCH
         AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL  CERTIFICATE  SHALL BE LIMITED TO TRANSFERS IN
         WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR
         SUCH  SUCCESSOR'S  NOMINEE  AND  TRANSFERS  OF  PORTIONS OF THIS GLOBAL
         CERTIFICATE  SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE  WITH THE
         RESTRICTIONS  SET FORTH IN SECTIONS  3.05 AND 3.06 OF THE PASS  THROUGH
         TRUST AGREEMENT REFERRED TO HEREIN.]*

         ANY PERSON  ACQUIRING THIS PASS THROUGH  CERTIFICATE  WILL BE DEEMED TO
         REPRESENT  AND WARRANT  THAT (i) NO ASSETS OF AN EMPLOYEE  BENEFIT PLAN
         SUBJECT TO TITLE I OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF
         1974, AS AMENDED ("ERISA") OR AN INDIVIDUAL  RETIREMENT ACCOUNT OR PLAN
         SUBJECT TO 4975 OF THE CODE,  OR ANY TRUST  ESTABLISHED  UNDER ANY SUCH
         PLAN OR  ACCOUNT,  HAVE  BEEN USED TO  ACQUIRE  OR HOLD ANY OF THE PASS
         THROUGH  CERTIFICATES  OR  (ii)  THAT  ONE OR  MORE  ADMINISTRATIVE  OR
         STATUTORY  EXEMPTIONS  FROM  THE  PROHIBITED  TRANSACTION  RULES  UNDER
         SECTION  406 OF  ERISA  AND  SECTION  4975 OF THE CODE  APPLIES  TO ITS
         PURCHASE  AND HOLDING OF THIS PASS  THROUGH  CERTIFICATE  SUCH THAT ITS
         PURCHASE AND HOLDING OF THIS PASS THROUGH  CERTIFICATE  WILL NOT RESULT
         IN A NON-EXEMPT  PROHIBITED  TRANSACTION UNDER SECTION 406 OF ERISA AND
         SECTION 4975 OF THE CODE.




                              [GLOBAL CERTIFICATE]*

               ATLANTIC COAST AIRLINES 1997-1A PASS THROUGH TRUST

             7.20% Atlantic Coast Airlines Pass Through Certificate
                                 Series 1997-1A

                Final Expected Distribution Date: January 1, 2014

evidencing a fractional undivided interest in a trust, the property of which includes certain equipment notes each secured by an Aircraft leased to or owned by Atlantic Coast Airlines.


                                    $             Fractional Undivided Interest
                                    representing .        % of the Trust per $1,000 face amount

                  THIS  CERTIFIES THAT , for value  received,  is the registered owner of a $ ( dollars) Fractional Undivided Interest in Atlantic Coast Airlines
1997-1A  Pass Through  Trust (the  "Trust")  created  pursuant to a Pass Through
Trust  Agreement,  dated as of September 25, 1997 (the  "Agreement"),  among The
First  National Bank of Maryland (the  "Trustee"),  Atlantic Coast  Airlines,  a
corporation incorporated under California law (the "Company") and Atlantic Coast
Airlines, Inc., a corporation incorporated under Delaware law (the "Guarantor"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein,  the capitalized terms used herein have the meanings  assigned to them in the Agreement.  This Certificate is one of the duly authorized  Certificates  designated as "7.20% Atlantic Coast Airlines Pass
Through  Certificates Series 1997-1A" (herein called the  "Certificates").  This
Certificate  is issued  under  and is  subject  to the  terms,  provisions,  and
conditions  of  the  Agreement.   By  virtue  of  its   acceptance   hereof  the
Certificateholder  of this Certificate  assents to and agrees to be bound by the provisions of the Agreement and the Intercreditor Agreement. The property of the
Trust includes  certain  Equipment  Notes and all rights of the Trust to receive payments  under the  Intercreditor  Agreement  and the  Liquidity  Facility (the
"Trust Property").  Each issue of the Equipment Notes is secured by, among other things, a security interest in the Aircraft leased to or owned by the Company.

                  The Certificates represent fractional undivided interests in the Trust and the Trust Property, and have no rights, benefits or interest in respect of any assets or property other than the Trust Property.

                  Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, from and to the extent of funds then available to the Trustee, there will be distributed on each January 1 and July 1 (a
"Regular Distribution Date"), commencing on January 1, 1998, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Regular Distribution Date, an amount in respect of the Scheduled Payments on the Equipment Notes due on such Regular Distribution Date, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Scheduled Payments. Subject to and in accordance with the terms of the Agreement and the Intercreditor Agreement, in the event that Special Payments on the Equipment Notes are received by the Trustee, from funds then available to the Trustee, there shall be distributed on the applicable
Special Distribution Date, to the Person in whose name this Certificate is registered at the close of business on the 15th day preceding the Special
Distribution Date, an amount in respect of such Special Payments on the Equipment Notes, the receipt of which has been confirmed by the Trustee, equal to the product of the percentage interest in the Trust evidenced by this Certificate and an amount equal to the sum of such Special Payments so received.
If a Regular  Distribution  Date or Special  Distribution Date is not a Business
Day, distribution shall be made on the immediately following Business Day with the same force and effect as if made on such Regular Distribution Date or Special Distribution Date and no interest shall accrue during the intervening period. The Trustee shall mail notice of each Special Payment and the Special
Distribution Date therefor to the Certificateholder of this Certificate.

                  Except   as   otherwise   provided   in  the   Agreement   and
notwithstanding  the above,  the final  distribution on this Certificate will be made after notice mailed by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Trustee specified in such notice.

                  THE  AGREEMENT AND THIS  CERTIFICATE  SHALL BE GOVERNED BY AND
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO
CONFLICTS-OF-LAW PRINCIPLES.

                  Reference is hereby made to the further provisions of this Certificate set forth in the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.




                  Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  _____________,                                        ATLANTIC COAST AIRLINES
                                                                  1997-1A               PASS THROUGH
TRUST

                                                              By:  The First National Bank of Maryland,
                                                                       not in its individual capacity but
                                                                       solely as Trustee


                                                                   By:
                                                                         Name:
                                                                         Title:





              [FORM OF THE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]




                                       A-9










179212.3/NYL2


                    This is one of the Certificates referred
                      to in the within-mentioned Agreement.



                                                              The First National Bank of Maryland,
                                                                  not in its individual capacity but
                                                                  solely as Trustee



                                                                   By:
                                                                                  Authorized Officer





                            [REVERSE OF CERTIFICATE]


                  The Certificates do not represent a direct obligation of, or an obligation guaranteed by, or an interest in, the Company, the Guarantor or the Trustee or any of their affiliates. The Certificates are limited in right or payment, all as more specifically set forth on the face hereof and in the Agreement. All payments or distributions made to Certificateholders under the Agreement shall be made only from the Trust Property and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Property to make such payments in accordance with the terms of the Agreement. Each
Certificateholder of this Certificate, by its acceptance hereof, agrees that it will look solely to the income and proceeds from the Trust Property to the extent available for distribution to such Certificateholder as provided in the Agreement. This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby.
A copy of the Agreement may be examined during normal business hours at the principal office of the Trustee, and at such other places, if any, designated by the Trustee, by any Certificateholder upon request.

                  The  Agreement   permits,   with  certain  exceptions  therein
provided,  the  amendment  thereof  and  the  modification  of  the  rights  and
obligations   of  the  Company  and  the   Guarantor   and  the  rights  of  the
Certificateholders under the Agreement at any time by the Guarantor, the Company and the Trustee with the consent of the Certificateholders  holding Certificates evidencing  Fractional Undivided Interests  aggregating not less than a majority in  interest in the Trust.  Any such  consent by the  Certificateholder  of this
Certificate shall be conclusive and binding on such  Certificateholder  and upon all future  Certificateholders of this Certificate and of any Certificate issued upon the transfer  hereof or in exchange hereof or in lieu hereof whether or not notation  of such  consent is made upon this  Certificate.  The  Agreement  also permits the amendment  thereof,  in certain limited  circumstances,  without the consent of the Certificateholders of any of the Certificates.

                  As   provided  in  the   Agreement   and  subject  to  certain
limitations  therein set forth,  the transfer of this Certificate is registrable in the Register upon surrender of this  Certificate for registration of transfer at the  offices  or  agencies  maintained  by the  Trustee  in its  capacity  as
Registrar, or by any successor Registrar, in the Borough of Manhattan,  the City of New York, duly endorsed or accompanied by a written instrument of transfer in form  satisfactory  to the  Trustee  and  the  Registrar  duly  executed  by the
Certificateholder hereof or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized  denominations evidencing the same aggregate Fractional Undivided Interest in the Trust will be issued to the designated transferee or transferees.

                  The Certificates are issuable only as registered Certificates without coupons in minimum denominations of $100,000 Fractional Undivided
Interest and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same aggregate Fractional Undivided Interest in the Trust, as requested by the Certificateholder surrendering the same.




                                       A-5










179212.3/NYL2





                                      A-11










179212.3/NYL2
                  No service charge will be made for any such registration of transfer or exchange, but the Trustee shall require payment by the Holder of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                  The Trustee, the Registrar, and any agent of the Trustee or the Registrar may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Registrar, nor any such agent shall be affected by any notice to the contrary.

                  The obligations and responsibilities created by the Agreement and the Trust created thereby shall terminate upon the distribution to Certificateholders of all amounts required to be distributed to them pursuant to the Agreement and the disposition of all property held as part of the Trust
Property.






                             FORM OF TRANSFER NOTICE


                  FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.



please print or typewrite name and address including zip code of assignee the within Certificate and all rights thereunder, hereby irrevocably constituting and appointing attorney to transfer said Certificate on the books of the Trustee with full power of substitution in the premises.


                     [THE FOLLOWING PROVISION TO BE INCLUDED
                               ON ALL CERTIFICATES
                      EXCEPT PERMANENT OFFSHORE GLOBAL AND
                         OFFSHORE PHYSICAL CERTIFICATES]

                  In connection with any transfer of this Certificate occurring prior to __________, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Certificate is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) this Certificate is being transferred other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Certificate and the Agreement.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Certificate in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 3.06 of the Agreement shall have been satisfied.


Date:                                                [Name of Transferor]

                                                           NOTE:  The  signature
                                                           must  correspond with
                                                           the  name as  written
                                                           upon  the face of the
                                                           within-mentioned
                                                           instrument  in  every
                                                           particular,   without
                                                           alteration   or   any
                                                           change whatsoever.

Signature Guarantee:

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

                The undersigned represents and warrants that it is purchasing this Certificate for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
                                                           NOTE:      To be executed by an executive
                                                                      officer.






                                       A-7










179212.3/NYL2
179212.3/NYL2










179212.3/NYL2
                                                                                                         EXHIBIT B




                                      A-13










179212.3/NYL2

                 FORM OF CERTIFICATE FOR UNLEGENDED CERTIFICATES


                                                                                        [Date]

[Name and address of Trustee]


Attention:  Corporate Trust Department


                           Re:      Atlantic Coast Airlines 1997-1A Pass Through Trust, ___%
                                    Atlantic Coast Airlines Pass Through Certificates Series
                                    1997-1A (the "Certificates")

Dear Sirs:

                  This letter relates to U.S.  $__________  Fractional Undivided
Interest  of   Certificates   represented   by  a  Certificate   (the  "Legended
Certificate") which bears a legend outlining  restrictions upon transfer of such
Legended  Certificate.  Pursuant  to  Section  3.01 of the  Pass  Through  Trust
Agreement relating to the Certificates dated as of September 25,1997 (the "Trust
Agreement"),  among Atlantic Coast Airlines  ("ACA"),  Atlantic Coast  Airlines,
Inc.  ("ACAI")  and you,  we  hereby  certify  that we are (or we will hold such securities  on  behalf  of) a  person  outside  the  United  States  to whom the
Certificates  could be transferred  in accordance  with Rule 904 of Regulation S promulgated under the U.S. Securities Act of 1933, as amended.  Accordingly, you are hereby  requested  to exchange the legended  certificate  for an  unlegended certificate  representing an identical principal amount of Certificates,  all in the manner provided for in the Trust Agreement.

                  You, ACA and ACAI are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                                     Very truly yours,

                                                     [Name of Certificateholder]


                                                                       By:
                                                                                Authorized Signature





                                       C-1










179212.3/NYL2
179212.3/NYL2










179212.3/NYL2
                                                                                                          EXHIBIT C




                                       C-2


179212.3/NYL2


                            FORM OF CERTIFICATE TO BE DELIVERED IN CONNECTION
                                 WITH TRANSFERS PURSUANT TO REGULATION S


                                                                                        [date]



[Name and address of Trustee]


Attention:  Corporate Trust Department


                           Re:      Atlantic Coast Airlines 1997-1A Pass Through Trust
                                    (the "Trust"), 7.20% Atlantic Coast Airlines Pass Through
                Certificates Series 1997-1A (the "Certificates")

Sirs:

                  In connection  with our proposed  sale of $_______  Fractional
Undivided Interest of the Certificates, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities
Act of 1933, as amended, and, accordingly, we represent that:

                  (1)      the offer of the Certificates was not made to a person in the United States;

                  (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed  selling  efforts have been made in the United
         States in  contravention  of the  requirements  of Rule  903(b) or Rule
         904(b) of Regulation S, as applicable; and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(3) or Rule 904(c)(1), as the case may be.

                  You, Atlantic Coast Airlines and Atlantic Coast Airlines, Inc.
are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation
S.

                                                              Very truly yours,

                                                              [Name of Transferor]


                                                              By:_______________________
                                                                        Authorized Signature





                                       D-1


                                                                                               EXHIBIT D


                                       D-3












                            FORM OF CERTIFICATE TO BE
                          DELIVERED IN CONNECTION WITH
                    TRANSFERS TO NON-QIB ACCREDITED INVESTORS

                                                                                                        [date]


[Name and address of Trustee]


Attention:  Corporate Trust Department


                  Re:      Atlantic Coast Airlines 1997-1A Pass-Through
                           Trust (the "Trust"), 7.20% Atlantic Coast Airlines
                           Pass Through Certificates Series 1997-1A
                           (the "Certificates")

Dear Sirs:

                  In connection with our proposed purchase of $_______________ aggregate principal amount of the Certificates, we confirm that:

                  1.  We  understand   that  any  subsequent   transfer  of  the
         Certificates  is subject to certain  restrictions  and  conditions  set forth in the Pass Through  Trust  Agreement  dated as of September  25,
         1997 relating to the Certificates  (the "Pass Through Trust Agreement")
         and the undersigned agrees to be bound by, and not to resell, pledge or otherwise  transfer the  Certificates  except in compliance  with, such restrictions  and conditions and the Securities Act of 1933, as amended
         (the "Securities Act").

                  2.  We  are  purchasing   Certificates   having  an  aggregate
         principal  amount of not less than  $100,000  and each account (if any)
         for which we are  purchasing  Certificates  is purchasing  Certificates having an aggregate principal amount of not less than $100,000.

                  3.  We  understand  that  the   Certificates   have  not  been
         registered  under the Securities Act, and that the Certificates may not be offered or sold except as permitted in the  following  sentence.  We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter  stated,  that if we should sell any Certificate, we  will  do so  only  (A) in  accordance  with  Rule  144A  under  the
         Securities  Act  to  a  "qualified  institutional  buyer"  (as  defined therein),  (B) to an  institutional  "accredited  investor" (as defined below)  that,  prior to such  transfer,  furnishes  to you and Atlantic
         Coast Airlines, Inc., a signed letter substantially in the form of this letter,  (C) outside the United States in  accordance  with Rule 904 of
         Regulation S under the  Securities  Act, (D) pursuant to the  exemption from registration provided by Rule 144 under the Securities Act, or (E)
         pursuant to an effective  registration  statement  under the Securities
         Act, and we further  agree to provide to any person  purchasing  any of the Certificates  from us a notice advising such purchaser that resales of the Notes are  restricted as stated  herein.  We further  understand that  the  Certificates  purchased  by us  will  bear a  legend  to the foregoing effect.

                  4.  We  understand   that,  on  any  proposed  resale  of  any
         Certificates,  we will be  required to furnish to you,  Atlantic  Coast
         Airlines  ("ACA") and  Atlantic  Coast  Airlines,  Inc.  ("ACAI")  such certifications,  legal  opinions and other  information as you, ACA and
         ACAI may reasonably  require to confirm that the proposed sale complies with  the  foregoing  restrictions.  We  further  understand  that  the
         Certificates  purchased  by us  will  bear a  legend  to the  foregoing effect.

                  5. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities
         Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  6. We are acquiring the Certificates purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You, ACA and ACAI are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                              Very truly yours,

                                                              [Name of Transferor]


                                                              By:
                                                                   Authorized Signature















179212.3/NYL2
















179212.3/NYL2










                                       PASS THROUGH TRUST AGREEMENT

                         Dated as of September 25, 1997


                                      among


                            ATLANTIC COAST AIRLINES,

                          ATLANTIC COAST AIRLINES, INC.


                                       and


                       THE FIRST NATIONAL BANK OF MARYLAND

                                   as Trustee





                            Atlantic Coast Airlines 1997-1A Pass Through Trust

                                 7.20% 1997-1A Pass Through Certificates












                                                         5



         Section                                                                                               Page









179212.3/NYL2
179212.3/NYL2










179212.3/NYL2
                                TABLE OF CONTENTS






         Section                                                                                               Page

         ARTICLE I

                                   DEFINITIONS

    1.01.  Definitions..........................................................................................  2
           -----------
    1.02.  Compliance Certificates and Opinions................................................................. 12
           ------------------------------------
    1.03.  Form of Documents Delivered to Trustee............................................................... 13
           --------------------------------------
    1.04.  Acts of Certificateholders........................................................................... 14
           --------------------------

         ARTICLE II

                       ORIGINAL ISSUANCE OF CERTIFICATES;
                         ACQUISITION OF EQUIPMENT NOTES

    2.01.  Issuance of Certificates; Acquisition of Equipment Notes............................................. 15
           --------------------------------------------------------
    2.02.  Acceptance by Trustee................................................................................ 17
           ---------------------
    2.03.  Limitation of Powers................................................................................. 18
           --------------------

         ARTICLE III

                                THE CERTIFICATES

    3.01.  Title, Form, Denomination and Execution of Certificates.............................................. 18
           -------------------------------------------------------
    3.02.  Restrictive Legends.................................................................................. 19
           -------------------
    3.03.  Authentication of Certificates....................................................................... 21
           ------------------------------
    3.04.  Transfer and Exchange................................................................................ 22
           ---------------------
    3.05.  Book-Entry Provisions for U.S. Global Certificate and Offshore Global Certificates................... 22
           ----------------------------------------------------------------------------------
    3.06.  Special Transfer Provisions.......................................................................... 24
           ---------------------------
    3.07.  Mutilated, Destroyed, Lost or Stolen Certificates.................................................... 27
           -------------------------------------------------
    3.08.  Persons Deemed Owners................................................................................ 28
           ---------------------
    3.09.  Cancellation......................................................................................... 28
           ------------
    3.10.  Limitation of Liability for Payments................................................................. 28
           ------------------------------------
    3.11.  Temporary Certificates............................................................................... 28
           ----------------------

         ARTICLE IV

                          DISTRIBUTIONS; STATEMENTS TO
                               CERTIFICATEHOLDERS

    4.01.  Certificate Account and Special Payments Account..................................................... 29
           ------------------------------------------------
    4.02.  Distributions from Certificate Account and Special Payments Account.................................. 29
           -------------------------------------------------------------------
    4.03.  Statements to Certificateholders..................................................................... 31
           --------------------------------
    4.04.  Investment of Special Payment Moneys................................................................. 31
           ------------------------------------

         ARTICLE V

                                   THE COMPANY

    5.01.  Maintenance of Corporate Existence................................................................... 32
           ----------------------------------
    5.02.  Consolidation, Merger, Etc........................................................................... 32
           --------------------------

         ARTICLE VI

                                     DEFAULT

    6.01.  Events of Default.................................................................................... 33
           -----------------
    6.02.  Incidents of Sale of Equipment Notes................................................................. 36
           ------------------------------------
    6.03.  Judicial Proceedings Instituted by Trustee; Trustee May Bring Suit................................... 36
           ------------------------------------------------------------------
    6.04.  Control by Certificateholders........................................................................ 37
           -----------------------------
    6.05.  Waiver of Past Defaults.............................................................................. 37
           -----------------------
    6.06.  Right of Certificateholders to Receive Payments Not to Be Impaired................................... 38
           ------------------------------------------------------------------
    6.07.  Certificateholders May Not Bring Suit Except Under Certain Conditions................................ 38
           ---------------------------------------------------------------------
    6.08.  Remedies Cumulative.................................................................................. 39
           -------------------
    6.09.  Undertaking for Costs................................................................................ 39
           ---------------------

         ARTICLE VII

                                   THE TRUSTEE

    7.01.  Certain Duties and Responsibilities.................................................................. 39
           -----------------------------------
    7.02.  Notice of Defaults................................................................................... 40
           ------------------
    7.03.  Certain Rights of Trustee............................................................................ 40
           -------------------------
    7.04.  Not Responsible for Recitals or Issuance of Certificates............................................. 41
           --------------------------------------------------------
    7.05.  May Hold Certificates................................................................................ 42
           ---------------------
    7.06.  Money Held in Trust.................................................................................. 42
           -------------------
    7.07.  Compensation and Reimbursement....................................................................... 42
           ------------------------------
    7.08.  Corporate Trustee Required; Eligibility.............................................................. 43
           ---------------------------------------
    7.09.  Resignation and Removal; Appointment of Successor.................................................... 44
           -------------------------------------------------
    7.10.  Acceptance of Appointment by Successor............................................................... 45
           --------------------------------------
    7.11.  Merger, Conversion, Consolidation or Succession to Business.......................................... 46
           -----------------------------------------------------------
    7.12.  Maintenance of Agencies.............................................................................. 46
           -----------------------
    7.13.  Money for Certificate Payments to Be Held in Trust................................................... 47
           --------------------------------------------------
    7.14.  Registration of Equipment Notes in Name of Subordination Agent....................................... 47
           --------------------------------------------------------------
    7.15.  Representations and Warranties of Trustee............................................................ 48
           -----------------------------------------
    7.16.  Withholding Taxes; Information Reporting............................................................. 49
           ----------------------------------------
    7.17.  Trustee's Liens...................................................................................... 49
           ---------------
    7.18.  Preferential Collection of Claims.................................................................... 50
           ---------------------------------

         ARTICLE VIII

                CERTIFICATEHOLDERS' LISTS AND REPORTS BY TRUSTEE

    8.01.  The Company to Furnish Trustee with Names and Addresses of Certificateholders........................ 50
           -----------------------------------------------------------------------------
    8.02.  Preservation of Information; Communications to Certificateholders.................................... 50
           -----------------------------------------------------------------
    8.03.  Reports by Trustee................................................................................... 50
           ------------------
    8.04.  Reports by the Guarantor and the Company............................................................. 50
           ----------------------------------------

         ARTICLE IX

                             SUPPLEMENTAL AGREEMENTS

    9.01.  Supplemental Agreements Without Consent of Certificateholders........................................ 52
           -------------------------------------------------------------
    9.02.  Supplemental Agreements with Consent of Certificateholders........................................... 53
           ----------------------------------------------------------
    9.03.  Documents Affecting Immunity or Indemnity............................................................ 54
           -----------------------------------------
    9.04.  Execution of Supplemental Agreements................................................................. 54
           ------------------------------------
    9.05.  Effect of Supplemental Agreements.................................................................... 54
           ---------------------------------
    9.06.  Conformity with Trust Indenture Act.................................................................. 54
           -----------------------------------
    9.07.  Reference in Certificates to Supplemental Agreements................................................. 54
           ----------------------------------------------------

         ARTICLE X

                AMENDMENTS TO INDENTURES AND FINANCING DOCUMENTS

    10.01.  Amendments and Supplements to Indentures and Other Financing Documents.............................. 54
            ----------------------------------------------------------------------

         ARTICLE XI

                              TERMINATION OF TRUST

    11.01.  Termination of the Trust............................................................................ 55
            ------------------------

         ARTICLE XII

                            MISCELLANEOUS PROVISIONS

    12.01.  Limitation on Rights of Certificateholders.......................................................... 56
    12.02.  Certificates Nonassessable and Fully Paid........................................................... 56
    12.03.  Notices 57
    12.04.  Governing Law....................................................................................... 58
            -------------
    12.05.  Severability of Provisions.......................................................................... 58
            --------------------------
    12.06.  Effect of Headings and Table of Contents............................................................ 58
            ----------------------------------------
    12.07.  Successors and Assigns.............................................................................. 58
            ----------------------
    12.08.  Benefits of Agreement............................................................................... 58
            ---------------------
    12.09.  Legal Holidays...................................................................................... 58
            --------------
    12.10.  Counterparts........................................................................................ 59
            ------------
    12.11.  Communication by Certificateholders with Other Certificateholders................................... 59
            -----------------------------------------------------------------

         Schedule 1          -      Indentures
         Schedule 2 -        Financing Agreements


         Exhibit A  -               Form of Certificate
         Exhibit B  -        Form of Certificate for Unlegended Certificates
         Exhibit C  -               Form of Certificate to be Delivered in Connection with
                                    Transfers Pursuant to Regulation S
         Exhibit D  -        Form of Certificate to be Delivered in Connection with
                    Transfers to Non-QIB Accredited Investors




                                                        17







SS_NYL4/255622 1